CWP.349.FINOVA.PIGEON.LNAG.004




                                                         ACQUISITION,
                                           CONSTRUCTION AND RECEIVABLES
                                            LOAN AND SECURITY AGREEMENT


                This ACQUISITION, CONSTRUCTION AND RECEIVABLES LOAN AND SECURITY AGREEMENT is entered into as of June@, 1995, by and between FINOVA CAPITAL CORPORATION, a Delaware corporation, and PATTEN CORPORATION, a Massachusetts corporation.

1.      DEFINITIONS

As used in this Agreement and the other Documents (as defined below) unless otherwise expressly indicated in this Agreement or the other Documents, the following terms shall have the following meanings (such meanings to be applicable equally both to the singular and plural terms defined).

1.1        "Acquisition Loan": the Loan made pursuant to paragraph 2.1(a).

1.2         "Acquisition Loan Advance": the Advance of the proceeds of the .
            Acquisition Loan by Lender on
            behalf of Borrower in accordance with the terms of this Agreement.

1.3 "Acquisition Loan Borrowing Term": the period commencing on the date of this agreement and ending on the close of the Business Day (or if not a Business Day, the first Business Day thereafter) which is ninety (90) days from April 21, 1995 (the date of Lender approval of the Loans].

1. 4 "Acquisition Loan Maturity Date": the date (or if not a Business Day, the first Business Day thereafter) thirty-six (36)
          months from (i) the date the Acquisition Loan is fully funded, or (ii) the last day of the Acquisition Loan Borrowing Term, whichever is earlier.

1.5 "Acquisition Loan Note": the "Acquisition Loan Promissory Note" in form and substance identical to Exhibit D-1 to be made and delivered by Borrower to Lender pursuant to paragraph 4.IA(a)(i), as it may be from time to time renewed, amended, restated or replaced.



1.6     "Acquisition/Receivables Loan Fee: Sixty-Two Thousand Dollars ($62,000).

1.7        "Advances":  the Acquisition  Loan Advance,  the  Construction  Loan
            Advances and the  Receivables  Loan
           Advances; and "Advance": one of the Advances.

I

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     1.8 "Affidavit of Borrower': a sworn Affidavit of Borrower (and such other parties as Lender may require) in the form of Exhibit J-ID, to accompany a Construction Loan Advance Request.

     1.9  'Affiliate':  with  respect to any  individual  or  entity,  any other individual or entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such individual or entity.

     1.10 "Agents": the Servicing Agent, the Lockbox Agent, and the Contracts Escrow Agent.
     1.11 'Agreement': this Acquisition, Construction and Receivables Loan and Security Agreement, as it may be from time to time renewed, amended, restated or replaced.

     1.12 "Applicable Usury Law": the usury law chosen by the parties pursuant to the terms of paragraph 9.10 or such other usury law which is applicable if such usury law is not.

     1. 13 "Architect/Engineer": an architect, design professional or engineer employed by Borrower to perform architectural, design or engineering services.

     1.14 Architect/Engineer Agreement": a contract (written or oral, now or hereafter in effect) between Borrower and an Architect/Engineer for the performance of architectural or engineering services, as approved by Lender in writing and modified from time to time with Lender's prior written consent.

     1.15  "Articles  of  Organization':   the  charter,   articles,   operating
agreement, partnership agreement, by-laws and any other written documents evidencing the formation, organization and continuing existence of an entity.

     1.16 "Borrower": Patten Corporation, a Massachusetts corporation; and, subject to the restrictions on assignment and transfer contained in this Agreement, its successors and assigns.
     1.17 "Borrower's Assignment(s)": a written assignment or assignments, including, without limitation, the Contracts Escrow Assignment, the Time-Share Program Governing Documents Assignment and the Time-Share Management Agreement Assignment, which may be separate from and/or included within the Borrower's Mortgage, executed by Borrower and creating in favor of Lender, as security for the Performance of the Obligations, a perfected, direct, first and exclusive assignment of the following (subject only to the Permitted Encumbrances): all leases, sales contracts, rents and sales and other proceeds pertaining to or arising from the Real Property or any business of Borrower conducted thereon; the

CWP.349.FINOVA.PIGEON.LNAG.004



- -Architect/Engineer Agreement(s), the Construction Contract(s), and the other Contracts, Intangibles, Licenses and Permits; and all rights which Borrower has with respect to the Real Property or Time-Share Program under the Time-Share Declaration or any other covenants, declarations or restrictions affecting any portion of the Real Property; as such assignments may be from time to time renewed, amended, restated or replaced.

1.18 "Borrower's Mortgage': a deed of trust executed by Borrower and under the terms of which Borrower has conveyed or granted in favor of Lender, as security for the Performance of the Obligations, a perfected, direct, first and exclusive priority lien- subject only to the Permitted Encumbrances, upon the Real Property, as it may be from time to time renewed, amended, restated or replaced.

         1.19 "Borrower's Security Agreement": a written security agreement which may be separate from and/or included within the Borrower's Mortgage or this Agreement, executed by Borrower and creating in favor of Lender, as security for the Performance of the Obligations, a perfected, direct, first and exclusive priority security interest, subject only to the Permitted Encumbrances, in the Personal Property, as it may be from time to time renewed, amended, restated or replaced.

     1.20 "Borrower's Security Documents": the Borrower's Mortgage, the Borrower's Security Agreement, the Borrower's Assignments, this Agreement and all other documents now or hereafter securing the Obligations, as they may from time to time renewed, amended, restated or replaced.

     1.21 "Borrowing Base': with respect to an Eligible Instrument an amount equal to the lesser of:
     (a) ninety percent (90%) of the unpaid principal balance of such Eligible Instrument; or
     (b) ninety percent (90%) of the present value of the.unmatured installments of principal and interest under such Eligible Instrument, discounted at the higher of (i) the applicable interest rate under the terms of the Note or (ii) the Discount Rate.

     1.22 "Business Day": any day other than a Saturday, Sunday or a day on which banks in Phoenix, Arizona are required to close.

     1.23 "Collateral": the Real Property, Personal Property,Receivables Col1-ateral , Insurance Policies and any and al1 other property now or hereafter serving as security for the Performance of the Obligations, and all products and proceeds thereof.

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1.24       -"Completion": for each Phase of Construction,

     (a) completion of the Work, in accordance with the Plans and Specifications, the Construction Contract(s), all applicable laws, regulations and private restrictions, the Documents, sound construction, engineering and architectural principles and commonly accepted safety- standards, free of liens and free of defective materials and workmanship;

     (b) expiration of the statutory period in which mechanics' liens and similar liens can be filed; and

     (c) receipt by Lender of the following in form and substance satisfactory to it: (i) a certificate of completion from Borrower and Architect and, if Lender elects, from Lender's Inspector to the effect that the Work has been so completed, all utilities necessary to serve the Real Property have been connected and are operating, the Improvements are ready for occupancy for the intended timeshare purposes, and final payment is due under all Construction Contract(s) between Borrower and a Contractor;

 (ii) a certificate of occupancy (or its equivalent) from the appropriate governmental authority having jurisdiction over the Work which has the effect of allowing the use of Improvements for the intended time-share purposes; (iii) if applicable laws provide that the recording of a notice of completion will cause the expiration upon a date certain of the statutory period within which mechanics' and similar liens can be filed, verification of the recording of such notice in the manner prescribed by such laws; (iv)final lien waivers; and (v) the re-issued title policy required pursuant to paragraph 6.4(h).

     1.25 "Construction Budget': the detailed budget cost itemization prepared by Borrower and approved in writing by Lender which specifies by item the cost and source of payment of: (a) all labor, materials and services necessary for Completion of the Work in accordance with the Plans and Specifications, the Construction Contract(s), the Documents, all applicable laws, regulations and private restrictions, sound construction, engineering and architectural principles, and commonly accepted safety standards; (b) interest on the Construction Loan; and (c) all other expenses incidental to the Construction Loan and the Completion of the Work. The Construction Budget shall include an interest reserve .and contingency reserve determined to be adequate by Lender. The Construction Budget approved by Lender as of the date of this Agreement is attached as Exhibit H.

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           1.26 ."Construction Contract": a contract (written or oral, now or hereafter in effect) between Borrower and a Contractor, between a Contractor and any other person or entity relating in any way to the construction of the Improvements, including the performing of labor and the furnishing of equipment, materials or services (other than architectural or engineering services), as approved by Lender in writing and modified from time to time with Lender's prior written consent.

1.27       "Construction Loan*: the loan made pursuant to paragraph 2.1(b).

1.28 "Construction Loan Advance": an advance of the proceeds of the Construction Loan by Lender on behalf of Borrower in accordance with the terms and conditions of this Agreement.

1.29 "Construction Loan Advance Request": the written application of Borrower on Lender's standard forms made by Borrower and such other parties as Lender may require specifying by name and amount all parties to whom Borrower is obligated for labor, materials, equipment or services supplied for the perfomance of the Work and all other expenses incidental to the Construction Loan, the Real Property and the Completion of the Work, and requesting a Construction Loan Advance for payment of such items, accompanied by an Affidavit of Borrower and such schedules, affidavits, releases, waivers, statements, invoices, bills and other documents as Lender may reasonably request.

1.30 "Construction Loan Borrowing Term": the period commencing on the date of this Agreement and ending on the close of the Business Day (or if not a Business Day, the first Business Day thereafter) which is the earlier of (a) the date twelve (12) months from the date of the first Construction Loan Advance or (b) June 28, 1996.

     1.31 "Construction Loan Fee": One percent (1.0%) of the amount of any Construction Loan Advance, payable at the time of any such Advance.

     1.32 "Construction Loan Maturity Date": the date (or if not a Business Day, the first Business Day thereafter) thirty-six (36) months from the date of the final Construction Loan Advance.

     1.33 "Construction Loan Note": the "Construction Loan Promissory Note" in form and substance identical to Exhibit D-2 to be made and delivered by Borrower to Lender pursuant to paragraph 4. 1A (a) (i i ) , as it may be from time to time renewed, amended, restated or replaced.

     1.34 "Contract for Deed": a contract for deed pursuant to which Borrower has agreed to sell and a third party has agreed to purchase a Time-Share Interest.

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     1.35 -"Contractor": a contractor employed by Borrower to provide labor and/or to furnish equipment, materials or services for any portion of the Work.

     1.36 "Contracts Escrow': the escrow established with Contracts Escrow Agent pursuant to paragraph 5.4.

     1.37 "Contracts Escrow Agent': a licensed escrow agent reasonably acceptable to Lender and Borrower, to be identified prior to execution of the Contracts Escrow Assignment, or its successor under the Contracts Escrow Assignment.

     1.38 "Contracts Escrow Assignment": a written assignment to be made among Borrower, Lender and Contracts Escrow Agent, which grants to Lender a perfected, direct, first and exclusive assignment of and security interest, subject only to the Permitted Encumbrances, in all of Borrower's right, title and interest in, to and under the Contracts Escrow, as it may be from time to time renewed, amended, restated or replaced.

     1.39 "Contracts, Intangibles, Licenses and Permits": the property so described in Exhibit M.

     1.40 "Default Rate ": the "Default Rate' as defined in and determined under the Notes.

     1.41 "Discount Rate": thirteen percent (13.0%).

     1.42 'Documents': the Notes, the Lockbox Agreement, the Servicing Agreement, the Services and Fees Agreement, the Environmental Certificate, this Agreement, the Borrower's Security Documents and all other documents now or hereafter executed in connection with the Loans, as they may be from time to time renewed, amended, restated or replaced.

     1.43 "Eligible Instrument": an Instrument which confoms to the standards set forth in Exhibit B. An Instrument that has qualified as an Eligible Instrument shall cease to be an Eligible Instrument upon the date of the first occurrence of any of the fol1owing:

           (a) any installment due with respect to that Instrument becomes more than 59 days past due unless cured to Lender's satisfaction or (b) that Instrument otherwise fails to continue to conform to the standards set forth in Exhibit B.

     1.44 "Environmental Certificate": an environmental certificate executed by Borrower and such other persons or parties as required by Lender in form and substance identical to Exhibit C, as it may be from time to time renewed, amended, restated or replaced.

     1.45 "Event of Default": the meaning set forth in paragraph 7.1. -6-

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     1.46 "Force Majeure Event": an act of God", a fire, a strike, a governmental order and/or injunction which is issued by a Court of competent jurisdiction for reasons other than for Borrower's acts or omissions which would constitute a default under this Agreement, or a similar event beyond Borrower's reasonable control.

     1.47 "improvements': the improvements comprising Phase One of the Time-Share Project to be constructed upon, added to or made to the Real Property as part of the Work, consisting of (i) 25 two bedroom, two bathroom pre-fabricated Units (approximately 1,100 square feet), (ii) a clubhouse, maintenance building and entryway, and (iii) necessary infrastructure, all as set forth in the Plans and Specifications and the Construction Contract(s) and as described in the Construction Budget.

     1.48 "Incipient Default": an event which after notice and/or lapse of time would constitute an Event of Default.

     1.49 "Instrument": a Contract for Deed which has arisen out of the sale of a Time-Share Interest by Borrower to a Purchaser.

     1.50 "Insurance Policies": the insurance policies that Borrower is required to maintain and deliver pursuant to paragraph 6.10.

     1.51 "Interest Reserve Component": that portion of the Construction Loan not exceeding Three Hundred Thousand Dollars ($300,000) designated solely for the financing of interest payments under the Construction Loan in accordance with paragraph 4.4 hereof.

     1.52 " Lender": FINOVA Capital Corporation and its successors and assigns.

     1.53 'Lender's Inspector": the meaning given to it in paragraph 8.1.

     1.54 'Loans': the Construction Loan and the Receivables Loan

     1.55 "Lockbox Agent": Shawmut Bank, N.A., or its successor as lockbox agent under the Lockbox Agreement.

     1.56 "Lockbox Agreement": an agreement to be made among Lender, Borrower and Lockbox Agent, which provides for Lockbox Agent to collect through a lockbox payments under Instruments constituting part of the Receivables Collateral and to remit them to Lender, as it may be from time to time renewed, amended, restated or replaced.

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1.57 ."Maximum Acquisition Loan Amount": One Million Two Hundred Thousand Dollars ($1,200,000); provided, however, that at closing Borrower may, at Borrower's election, add to such amount the fees and costs associated with closing the loans by an amount not to exceed Ten Thousand Dollars ($10,000).

1.58 "Maximum Construction Loan Amount': the positive remainder, if any, obtained by subtracting (a) the product of (i) the Partial Release Fee (Acquisition Loan) (as defined in the Borrower's Mortgage) times
           (ii) the number of Time-Share Interests released from the Borrower's Mortgage when payment of Partial Release Fee (Acquisition Loan) is required from (b) the lesser of (i) Four Million Two Hundred Fifty Thousand Dollars ($4,250,000), or (ii) seventy-five percent (75%) of the cost of completion of the Improvements as set forth in the Construction Budget initially approved by Lender.

1.59       "Maximum Receivables Loan Amount': Five Million Dollars ($5,000,000).

     1.60 "Minimum Equity': a cash expenditure to be made by Borrower for the purpose of paying a portion of the Construction Costs, which expenditure shall be equal to the difference between the unpaid cost of Completion of the Work and the Maximum Construction Loan Amount.

     1.61 "Minimum Required Time-Share Approvals": all approvals required from governmental agencies in order to sell Time-Share Interests and offer them for sale at the Time-Share Project.

     1.62 "Notes": the Acquisition Loan Note, the Construction Loan Note and the Receivables Loan Note; and "Note": one of the Notes.

     1.63 "Obligations": all obligations, agreements, duties, covenants and conditions of Borrower to Lender which Borrower is now or hereafter required to Perform under the Documents.

     1.64 "Opening Prepayment Date": the date (or if not a Business Day, the first Business Day thereafter) two (2) years after the date of the last Receivables Loan Advance.

     1.65 "Oversight Agreement": the agreement to be made among Lender, Borrower, Service Agent and Oversight Agent, which provides for Oversight Agent to perform for the benefit of Lender contain oversight functions with respect to the servicing of the Receivables Collateral, as it may be from time to time renewed. amended, restated or replaced.


     1.66 "Partial Release Fee (Construction Loan"): with respect to a timeshare the Borrower's Mortgage, an Share Interest to be released from

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     amount to be paid at the time of each release and to be determined as provided in the Borrower's Mortgage.

     1.67 "Perfomance" or "Perform": full, timely and faithful perfomance -

     1.68 "Permitted Encumbrances': the rights, restrictions, reservations, encumbrances, easements and liens of record which Lender has agreed to accept as set forth in Exhibit E.



     1.69 "Personal Property": the property described in Exhibit M.

     1.70 'Phase of Construction": each phase of the Time-Share Project covered by a separate Construction Contract approved by Lender.

     1.71 'Phase One': Phase One of the Time-Share Project as set forth in the Plans and Specifications and the Construction Contract and as described in the Construction Budget for the Improvements.

     1.72 "Plans and Specifications": the architectural, structural, mechanical, electrical and other plans and specifications for the construction of the
Improvements   and  the  completion  of  the  rest  of  the  Work  prepared  by
Architect(s)/Engineer(s), as approved by Lender as modified from time to time with Lender's prior written consent.

     1.73 "Prepayment Premium": an amount equal to (a) five percent (5%) of the outstanding principal balance of the Receivables Loan in the event of a prepayment of the Receivables Loan occurring prior to the Date or (b)a %, determined in to the Opening Prepayment in accordance with Schedule 1, of the outstanding principal balance of the Receivables Loan in the event of a prepayment of the Receivables Loan occurring subsequent to the Opening Prepayment Date.

     1.74 "Principal Work-Related Items": the Plans and Specifications and all agreements between Borrower and third parties pertaining to the Work, including, without limitation, Construction Contract(s) and Architect/ Engineer Agreement(s), as approved by Lender in writing and modified from time to time with Lender's prior written consent.

     1.75 "Property": the Real Property and Personal Property.

     1.76 "Purchaser": a purchaser who has executed a Contract for Deed.

     1.77 . "Real Property": the real property described in Exhibit L.

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     1.78 "Receivables Assignment": a written assignment of specific Instruments and the proceeds thereof, delivered by Borrower to Lender in the form of Exhibit A.

     1.79 "Receivables Collateral': (a) the Instruments which are now or hereafter assigned, endorsed or delivered to Lender pursuant to this Agreement or against which an Advance has been made; (b) all rights under all documents evidencing, securing or otherwise pertaining to such Instruments; (c) the Insurance Policies; (d) all Borrower's rights under any escrow agreements and accounts pertaining to the foregoing; (e) all files, books and records of Borrower pertaining to the foregoing; and (f) the -proceeds from the foregoing.

     1.80 "Receivables Loan': the loan made pursuant to paragraph 2.1(b).

     1.81 "Receivables Loan Advance": an advance of the proceeds of the Receivables Loan by Lender on behalf of Borrower in accordance with the terms and conditions of this Agreement.

     1.82 'Receivables Loan Borrowing Term": the period commencing on the date of this Agreement and ending on the close of the Business Day (or if not a Business Day, the first Business Day thereafter) on the earlier of (a) the date eighteen (18) months from the date of the first Receivables Loan Advance or (b) April 28, 1997.

     1.83 "Receivables Loan Maturity Date": the date (or if not a Business Day, the first Business Day thereafter) which is eighty-four (84) months from the date of the last Receivables Loan Advance.

     1.84 "Receivables Loan Note": the "Receivables Loan Promissory Note" in form and substance identical to Exhibit D-3 to be made and delivered by Borrower to Lender pursuant to paragraph 4. 1 (a) (i i i ) , as it may be from time to time renewed, amended, restated or replaced.

     1.85 "Required Completion Assurance Deposit': the definition given to it in paragraph 6.4(k).

     1.86 'Required Completion Date': March 31, 1995, plus such additional time which is necessary to achieve Completion of the Work and is due solely to the occurrence of one or more Force Majeure Events.
     1.87 "Resolution": a resolution of a corporation certified as true and correct by an authorized officer of such corporation, a certificate signed by the manager of a limited liability company and such members whose approval is required, or a partnership certificate signed by all of the general partners of such partner- ship and such other partners whose approval is required.

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     1.88 ."Security Interest": a perfected, direct, first and exclusive security interest in and charge upon the property intended to be covered by it, subject only to the Permitted Encumbrances.

     1.89 "Servicing Agent': Borrower, or its successor as Servicing Agent under the Servicing Agreement.

     1.90 "Servicing Agreement": an agreement to be made between, Lender and Servicing Agent, which provides for Servicing Agent to perform for the benefit of Lender accounting, reporting and other servicing functions with respect to the Instruments constituting part of the Receivables Collateral, as it may be from time to time renewed, amended, restated or replaced.

     1.91 "Term': the duration of this Agreement, commencing on the date as of which this Agreement is entered into and ending when all of the Obligations shall have been Performed.

     1.92 "Third Party Consents": those consents which Lender requires Borrower to obtain, or which Borrower is contractually or legally obligated to obtain, from others in connection with the transaction contemplated by the Documents.

     1.93 "Time-Share Association": the association which will be provided for in the Time-Share Declaration to manage the Time-Share Program and in which all owners of Time-Share Interests will be members.

     1.94 "Time-Share Declaration": the declaration to be recorded in the real estate records where the Real Property is located for the purpose of creating the Time-Share Program.

     1.95 "Time-Share Interest": the estate described in Exhibit F in the Time-Share Project.

     I. 96 "Time-Share Management Agreement": the management agreement from time to time entered into between the Time-Share Association and the Time-Share Manager for the management of the Time-Share Program.

1.97 "Time-Share Management Agreement Assignment": a written assignment to be delivered to Lender (and thereafter redelivered as appropriate) from each Time-Share Manager which is an Affi1iate of Borrower and granting to Lender, as security for the performance of the Obligations, a perfected, direct, first and exclusive assignment of and security interest in the Time-Share Management Agreement, subject only to the Permitted Encumbrances, as it may be from time to time renewed, amended, replaced or restated.

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     1.98 'Time-Share Manager': the person from time to time employed by Time-Share Association to manage the Time-Share Program.

     1.99 "Time-Share Program": the program by which Purchasers may own Time-Share Interests in fee simple, enjoy their respective TimeShare Interests on a recurring basis, and share the expenses associated with the operation and management of such program.

     1.100 'Time-Share Program Consumer Documents: the Instrument, deed of conveyance, credit application, credit disclosures, rescission right notices, final subdivision public reports/prospectuses/ public offering statements, exchange affiliation agreement and other documents used or to be used by Borrower in connection with the sale of Time-Share Interests.

     1.101 "Time-Share Program Governing Documents": the Time-Share Declaration, the Articles of Organization for the Time-Share Association, any and all rules and regulations from time to time adopted by the Time-Share Association, the Time-Share Management Agreement and any subsidy agreement by which Borrower is obligated to subsidize shortfalls in the budget of the Time-Share Program in lieu of paying assessments.

     1. 102 "Time-Share Program Governing Documents Assignment": a written assignment to be delivered to Lender from Borrower, which grants to Lender a perfected, direct, first and exclusive assignment of and security interest of, subject only to the Permitted Encumbrances, Borrower's rights in, to and under the Time-Share Program Governing Documents, as it may be from time to time renewed, amended, restated or replaced.

     1.103 "Time-Share Project': the time share resort or part of the resort described in Exhibit F and such other time share resorts or part thereof as Borrower may request and Lender may from time to time approve in writing.

     1. 104 "Title Insurer (Borrower's Mortgage)": a title company which is acceptable to Lender and issues the Title Policy (Borrower's Mortgage).

     1.105 "Title Insurer (Purchaser)": a title company which is acceptable to Lender and issues a Title Policy (Purchaser).

     1.106 "Title Policy (Borrower's Mortgage)': an LP-10/ALTA lender's policy of title insurance in an amount not less than One Million Two Hundred Ten
Thousand Dollars ($1,210,000), insuring Lender's interest in the Borrower's Mortgage as a perfected, direct, first and exclusive lien on the Real Property, subject only to the Permitted Encumbrances, issued by Title Insurer (Borrower's Mortgage) and in form and substance acceptable to Lender.

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     1.107 "Title Policy (Purchaser)": an ALTA lender's policy of title insurance in an amount not less than the Borrowing Base of an Instrument, insuring Lender's interest in the Instrument as a perfected, direct, first and exclusive lien on the Time-Share Interest encumbered thereby, subject only to the Permitted Encumbrances, issued by Title Insurer (Purchaser) and in form and substance acceptable to Lender.

     1. 108 *Uncovered Cost of the Work': the amount equal to the excess (if any) of (a) the remaining unpaid cost of Completion of the Work over (b) the committed and undisbursed portion of the Construction Loan and the remaining balance of any Required Completion Assurance Deposits held by Lender.

     1.109 "Unit": a dwelling unit in the Time-Share Project.

     1.110 -Work": the construction of the Improvements and the acquisition and installation of any and all furniture, furnishings, fixtures and/or equipment required for the time-share use of the Time-Share Project or by the terms of this Agreement or shown on or described in the Plans and Specifications or the Construction Contract(s) or as costs on the Construction Budget.

     1. 111 "Work Progress Schedule': the schedule for the Completion of the Work and parts thereof, as approved by Lender in writing. The Work Progress Schedule approved by Lender on the date hereof is attached as Exhibit 0.

2. LOAN COMMITMENT; USE OF PROCEEDS; RIGHT OF FIRST REFUSAL

       2.1 (a) Acquisition Loan Commitment; Determination of Acquisition Loan Advance Amount. Lender hereby agrees, if Borrower has performed all Obligations then due, to make an Acquisition Loan Advance. The amount of the Acquisition Loan Advance shall be equal to the Maximum Acquisition Loan Amount. The Acquisition Loan shall be used for the purposes of refinancing Borrower's purchase of the Real Property and, if Borrower so elects at or prior to closing, to finance the costs and fees associated with the closing of the Loans.

              (b) Construction Loan Commitment; Determination of Construction Loan Advance Amounts; Retainaqe. Lender hereby agrees. if Borrower has Performed all the Obligations then due, to make Construction Loan Advances.Lender shall have the obligation to make the initial Construction Loan Advance until the Uncovered Cost of the Work is less than or equal to the Maximum Construction Loan Amount. The amount of each Construction Loan Advance, other than an Advance under . the Interest Reserve Component, will be an amount equal to

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the costs of the Work covered by the applicable Construction Loan Advance Request and allocated within the Construction Loan Budget for payment out of the Construction Loan less an amount equal to the sum of (a) ten percent (10%) of the costs of such Work ('Basic Retainage") and (b) any additional retainage ('Additional Retainage") required under the Construction Contract(s); provided, however, that Construction Loan Advances will not be made for stored or ordered materials not yet incorporated into the Improvements. The Basic Retainage shall apply to all 'hard" costs of the Work and to certain "soft costs of the Work described in Exhibit M. The Additional Retainage will be disbursed as part of the next Advance occurring after Lender has reasonably determined that a Contractor is entitled to it under the applicable Construction Contract. The Basic Retainage will be disbursed at the time of Substantial Completion (as that term is defined in AIA Document A201, 1987 edition) of each Phase of Construction of the Work to the extent Contractor(s) are then entitled to it under the Construction Contract(s) between Borrower and such Contractor(s) prior to final payment, subject to Lender's right to keep such portion of the Basic Retainage as it may determine to be necessary to ensure Completion of the Work, with such retained portion to be disbursed promptly after Completion of the Work. Lender shall have no obligation to make any Construction Loan Advance if after giving effect to such Advance the sum of (i) the unpaid principal balance of the Construction Loan, (ii) the committed and undisbursed portion of the Construction Loan and (iii) the Uncovered Cost of the Work exceeds the Maximum Construction Loan Amount. Lender shall have no obligation to make any Construction Loan Advance if after giving effect to such advance, the sum of all Construction Loan Advances, exclusive of Advances under the Interest Reserve Component would exceed Three Million Nine Hundred Fifty Thousand Dollars ($3,950,000). At no time shall the unpaid principal balance of the Construction Loan exceed the Maximum Construction Loan Amount.

        (c) Receivables Loan Commitment; Determination of Receivables Loan Advance . Lender hereby agrees, it borrower has Performed all of the Obligations then due$ to make Receivables Loan Advances to Borrower for the purposes specified in paragraph 2.3( ). The amount of a Receivables Loan Advance shall be equal to (i) the Borrowing Base of the Eligible Instruments less (ii) the then unpaid principal balance of the Receivables Loan;provided, however, at no time shall the unpaid principal balance of



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the Receivables Loan exceed the Maximum Receivables Loan
Amount.

     2.2 (a) Construction Loan Non-Revolvinq. The Construction Loan shall be non-revolving. All Construction Loan Advances shall be viewed as a single loan. Borrower shall not be entitled to obtain Construction Loan Advances after the expiration of the Construction Loan Borrowing Term unless Lender, in its discretion, agrees in writing with Borrower to make the Construction Loan
Advances thereafter on terms and conditions satisfactory to Lender. Upon completion of the Improvements, Lender may consider extending additional financing for subsequent Phases of Construction not part of the original Work. Lender is not and has not committed to provide any construction financing in addition to the Construction Loan.

     (b) Receivables Loan Revolver. The Receivables Loan is a revolving line of credit; however, all of the Receivables Loan Advances shall be viewed as a single loan. Borrower shall be entitled to availability advances subject to the limitations of paragraph 2.1(c). Borrower shall not be entitled to obtain Receivables Loan Advances after the expiration of the Receivables Loan Borrowing Term unless Lender, in its discretion, agrees in writing with Borrower to make Receivables Loan Advances thereafter on terms and conditions satisfactory to
Lender. (c) Continuation of Obligations Throughout Term. Whether or not Borrower's right to obtain Advances has terminated, this Agreement and Borrower's liability for Performance of the Obligations shall continue until the end of the Term.

     2.3 (a) Borrower will use the Acquisition Loan Advance only to (i) refinance the amount previously paid for the acquisition of the Real Property, and (ii) at Borrower's election, finance the amount of the fees and costs of the closing of the Loans.

(b) Use of Construction Loan Advances. Borrower will use Construction Loan Advances only to pay or reimburse for the line-item expenses shown in the Construction Budget. If the amount needed by Borrower for any line item expense set forth in the Construction Budget is less than the budgeted amount of the line item expense, such excess may be reallocated to other line items as approved by Lender in writing, such approval not to be unreasonably withheld.



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I(c) Use of Receivables Loan Advances. Borrower will use the proceeds of the Receivables Loan only for working capital and other business purposes.

     2.4 Lender's Right of First Refusal and Option For Time-Share Project financing.

     (a) Subject to the terms and conditions of this paragraph and the restrictions of paragraph 6.9(a), Lender shall have the right of first refusal with respect to all additional construction financings for the Time-Share Project. If Borrower wishes to have a third party- process an application from Borrower for such financing or Borrower wishes to accept a third party's financing proposal or a third party's commitment for such financing, Borrower must give Lender notice of its intent to do so, together with (a) a written copy of Borrower's application for the subject financing and the prospective third party investor's agreement to process the application, a copy of the financing proposal for the subject financing from the third party investor, or a copy of the commitment for the subject financing from the third party investor, as the case may be, and (b) all information and other materials delivered to such prospective investor in connection with the proposed financing. As used above, the term "application" means a written loan application for financing made by Borrower which an investor has expressed a willingness to consider and for which a financing proposal will not be issued as an intermediate step between the application and the commitment; the term "financing proposal" means a proposal made by an investor to provide financing to Borrower, which proposal is an expression of intent by an investor to further consider providing financing and must be accepted by Borrower as a condition precedent to the investor's further consideration to providing the financing, but does not constitute a firm and binding- offer to provide financing; and the term "commitment" means a firm and binding offer by an investor to provide financing, subject only to approval by Borrower and the completion of due diligence and closing conditions which do not involve further approval of the type or amount of investment or the type or quantity of collateral or credit enhancement by the investor's credit approval authorities. Lender shall have twenty (20) days from receipt of Borrower's required notice with regard to the subject financing and the items required to be given to it with such notice (a) to issue a financing proposal, to extend financing to Borrower upon terms financially equivalent to or better than those contained in the application, financing proposal or commitment as the case

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C%W.349.FiNOVA.PIGEON.LNAG.004



may be, from the third party investor or (b) to refuse to do so. Issuance of such a conditional financing proposal in a timely manner shall constitute adequate exercise (albeit conditional) of Lender's right of first refusal. Failure to issue such a conditional financing proposal in a timely manner shall be deemed to be an election by Lender to refuse to make the newly requested financing to Borrower. Furthermore, failure of Lender to issue a commitment for financing described in a timely issued financing proposal, within sixty (60) days after Borrower's acceptance of such proposal, shall be deemed an election by Lender not to make the subject financing. Lender's election not to make any newly requested financing shall not be deemed a waiver of any of the terms and conditions of the Documents; and, except with respect to a specific financing which Lender has elected not to make shall not affect Lender's right of first refusal with respect to any future financing.

        (b) Subject to the terms and conditions of this paragraph and paragraph 6.9(a), Lender shall have an option to provide all additional receivables financings for the Time-Share Project ('Future Receivables Financing') upon the terms and conditions of this Agreement from time in effect. Before soliciting or accepting any Future Receivables Financings from a third party, Borrower will give Lender a notice ("Future Receivables Financing Notice") of its intent to solicit or accept an offer to provide such future financing and the amount thereof, together with such items as may be reasonably necessary for a prudent lender to evaluate such Future Receivables Financing. Lender shall have twenty
        (20) days from receipt of Borrower's Future Receivables Financing Notice with regard. to the subject Future Receivables Financing and the items required to be given to it with such Future Receivables Financing Notice
        (a) to issue a financing proposal or a commitment to extend financing to Borrower upon terms and conditions identical to those contained in this Agreement as then in effect or (b) to refuse to do so. Failure of Lender to issue a commitment for financing described in a timely issued financing proposal, within sixty (60) days after Borrower's acceptance of such proposal, shall be deemed an election by Lender not to make the subject Future Receivables Financing. However, Lender's election not to make any Future Receivables Financing requested in a Future Receivables Financing Notice shall not be deemed a waiver of any of the terms and/or conditions of the Documents; and, except as provided for in the preceding sentence, shall not terminate or otherwise adversely affect Lender's



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option with respect to any Future Receivables Financing not described in the Future Receivables Financing Notice.



3.      SECURITY.

                  3.1 Grant of Security Interest in Receivables Collateral. To secure the Performance of all of the Obligations, Borrower hereby grants to Lender a Security Interest in and assigns to Lender the Receivables Collateral. Such Security Interest shall be absolute, continuing and applicable to all existing and future Advances and to all of the Obligations. All of the Receivables Collateral shall secure repayment of the Loans and the Performance of the other Obligations. Borrower will unconditionally assign and deliver to Lender, with full recourse, all Instruments which are part of the Receivables Collateral. Lender is hereby appointed Borrower's attorney-in-fact to take any and all actions in Borrower's name and/or on Borrower's behalf deemed necessary or appropriate by Lender with respect to the collection and remittance of payments (including the endorsement of payment items) received on account of the Receivables Collateral; provided, however, that Lender shall not take any action which is described in paragraph 7.2(c) unless an Event of Default exists.

3.2 Ineligible Instruments. If a previously Eligible Instrument which is part of the Receivables Collateral ceases to be an Eligible Instrument, then within thirty (30) days thereafter Borrower will either (i) pay to Lender an amount equal to the Borrowing Base of the ineligible Instrument (calculated immediately before its ineligibility), together with interest, costs and expenses, attributable thereto, or (ii) replace such ineligible Instrument with an Eligible Instrument or Eligible Instruments having a Borrowing Base in the aggregate not less than the Borrowing Base of the ineligible Instrument being replaced. Simultaneously with the delivery of the replacement Eligible Instrument to Lender for an ineligible Instrument, Borrower will deliver to Lender all of the items (except for a 'Request for Advance and Certification") required to be delivered by Borrower to Lender pursuant to paragraph 4.1, together with a "Borrower's Certificate" in form and substance identical to Exhibit G. If no Event of Default or an Incipient Default has occurred and is continuing, then within a reasonable time after such payment or the delivery of a replacement Eligible Instrument to Lender for an ineligible Instrument, Lender will reassign and/or endorse to Borrower. without recourse or warranty of any kind, the ineligible Instrument. Borrower will prepare the reassignment instrument, which shall be in form and substance identical to Exhibit G-1, and shall deliver it to Lender for execution.

     3.3 Maintenance of Security Borrower will deliver or cause to be delivered to Lender and will maintain or cause to be maintained



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i in full force and effect throughout the Term (except as otherwise expressly provided in such Document), the Borrower's Security Documents and all other security required to be given to Lender pursuant to the terms of this Agreement.

     3.4 Partial Releases from Borrower's Mortgage. Borrower shall be entitled to the release of Time-Share Interests from the Borrower's Mortgage according to the terms and conditions of Borrower's Mortgage.

4.      ADVANCES

        4.IA General Conditions Precedent to Initial Advance. Lender's obligation to make the initial Acquisition Loan Advance shall be subject to and conditioned upon the terms and conditions set forth in the following subparagraphs and elsewhere in this Agreement having been satisfied:

     (a) Documents. Borrower shall have delivered to Lender the following Documents, duly executed, delivered and in form and substance satisfactory to
Lender:

(i)           the Acquisition Loan Note;
(ii)         the Construction Loan Note;
(iii)        the Receivables Loan Note;
(iv)         the Borrower's Mortgage;
(v)          the Borrower's Security Agreement;
(vi)         Intentionally Omitted;
(vii)        the Time-Share Management Agreement Assignment;
(viii)       the Contracts Escrow Assignment;

(ix)         the Time-Share Program Governing Documents Assignment;

(x)          the other Borrower's Assignments;

(xi)         the Environmental Certificate;

     (Xii) UCC financing statements for filing and/or recording, as appropriate, where necessary to perfect the Security Interest in the Collateral;



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CWP.349.FINOVA.PIGECIN.LNAG.004



     (xi i i) a favorable opinion or opinions from independent counsel for Borrower in form and substance substantially identical to Exhibit H;

     (xiv) the Lockbox Agreement;

     (xv) the Servicing Agreement;

     (xvi) the Oversight Agreement;

     (xvii) the Title Policy (Borrower's Mortgage);

     (xviii) the Third Party Consents;

     (xix) this Agreement; and

     (xx) such other documents as Lender may reasonably require.

     (b) 0rganizational; Time-Share Project and other Due Diligence Documents. Borrower shall have delivered to Lender a! least ten (10) Business Days (unless a longer period is expressly specified) prior to the date of the Advance:

     (i) the Articles of Organization of Borrower;

     (ii) the Resolutions of Borrower;

     (iii) a Level I environmental assessment of the Real Property; -

     (iv) evidence that all taxes and assessments on the Property have been paid;

     (v) a title commitment or preliminary title report for the issuance of the Title Policy (Borrower's Mortgage), together with copies of all documents referred to therein;

     (vi )unless waived in writing by Lender, a 1988 ALTA/ACSM survey map of the Real Property prepared by a licensed land surveyor acceptable to Lender, showing the Real Property, evidence of access to the Real Property, all easements necessary to the operation and use of the Real Property, and such other details as Lender may reasonably require;

     (vii) all licenses and certificates for the use and operation of the Real Property for time-share and

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CWP.349.FINOVA.PIGEON.LNAG.004



other intended uses, including certificates of occupancy and environmental permits;

     (viii ) evidence the Real Property is zoned for timeshare and other intended uses;

     (ix) the Minimum Required Time-Share Approvals for Phase One;

     (x) a copy of the Time-Share Program Consumer Documents and the Time-Share Program Governing Documents;

     (xi ) the Insurance Policies;

     (Xii) evidence that the Real Property is not located within a flood prone area and drainage information;

     (xiii) Intentionally Omitted;

     (xiv) evidence of the availability of utilities necessary to serve the Real Property for timeshare and other intended uses;

     (xv) evidence of parking for the Real Property adequate for time-share and other intended uses;

     (xvi) a copy of the currently available portion of the as-built plans and specifications for the Real Property;

     (xvi i) a soils test report with respect to the suitability of the soils on the Real Property for purposes of constructing the Improvements;

     (xviii) a detailed draw schedule for the Work;

     (xix) all leases of space or any interest therein to third parties within the Real Property;

     (xx) the items described in Exhibit J-1 at least fifteen (15) Business Days prior to the date of the Advance;

     (xxi ) the items described in paragraph 4.lB if the Advance includes a Construction Loan Advance and the items described in paragraph 4.lF if the Advance includes a Receivables Loan Advance;



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CWP.349.FINOVA.       LNAG.004



     (xxii)   evidence   that   Borrower   has  carried  out  soil  testing  for
environmental contamination as described in paragraph 1 of Exhibit I, attached hereto;

     (xxiii) evidence that Borrower continues to have invested in the Property an amount equal to the Minimum Equity; and

     (xxiv) such other items as Lender requests which are reasonably necessary to evaluate the request for the Advance and the satisfaction of the conditions precedent to the Advance.

     (c) Lender shall have received the following in form and substance satisfactory to Lender:

     (i) seven-year debt maturity schedule for Borrower;

     (ii) current lien, litigation and judgment searches for Borrower conducted in such jurisdictions as Lender deems appropriate;

     (iii) a Dun and Bradstreet report with respect to Borrower;

     (iv) the results of a site inspection to be made by Lender's employees;

     (v) the report of Lender's Inspector with respect to the Budget, Plans and Specifications, Contracts, Work Progress Schedule, and other construction-related items; and

     (vi) the pro-forma operating budget of the Time-Share Association.

4. Conditions Precedent for Initial Construction Loan Advance. For the initial Construction Loan Advance, Lender's obligation to make such Advance shall be subject to the additional terms and conditions set forth in the following subparagraphs and elsewhere in this
           Agreement:

     (a) Borrower shall have satisfied all conditions set forth in paragraph 4.lA and the Acquisition Loan shall have been fully funded;

     (b) Borrower shall have satisfied the terms and conditions set forth in Exhibit J-1, including delivery to Lender of the items called for therein at least ten (10) Business Days



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CWP.349.FINOVA.PIGEON.LNAG.004



     prior to the date of such Construction Loan Advance or such longer period as may be described in Exhibit J-1; and

(c)     Lender  shall  have  received  an   endorsement   to  the  Title  Policy
        (Borrower's Mortgage) increasing the amount thereof by an amount equal to the Construction Loan Advance then contemplated.

4. IC Additional Conditions Precedent for Subsequent Construction Loan Advance. For each Construction Loan Advance after the initial Construction Loan Advance, Lender's obligation to make such Advance shall be subject to the terms and conditions set forth in Exhibit J-lA, including delivery to Lender of the items called for therein at least ten (10) Business Days prior to the date of such Construction Loan Advance. In addition, prior to the first Construction Loan Advance for a subsequent Phase of Construction not part of the original Work, Borrower shall have delivered to Lender the items required in Exhibit J-1. Further, Lender shall have received an endorsement to the Title Policy (Borrower's Mortgage) increasing the face amount thereof by an amount equal to the Construction Loan Advance then contemplated.

4. ID Additional Conditions Precedent for Initial Receivables Loan advances. For the initial Receivables Loan Advance, Lender's obligation to make such Receivables Loan Advance shall be subject to the additional terms and conditions set forth in the following subparagraphs and elsewhere in this Agreement:

(a)    Borrower shall have satisfied all conditions set forth in paragraph 4.IA;

(b) Borrower shall have satisfied the terms and conditions set forth in Exhibit J-2, including delivery to Lender of the items called for therein at least five (5) Business Days prior to the date of such Receivables Loan Advance; and

     (c) such legal opinions as Lender may require in its discretion from Borrower's and Lender's counsel.

     4. Additional Conditions Precedent for Subsequent Receivables Loan advances. For each Receivables Loan Advance after the initial Receivables Loan Advance, Lender's obligation to make such Receivables Loan Advance shall be subject to the terms and conditions set forth in Exhibit J-2, including delivery of the items called for therein at least five (5) Business Days prior to the date of such Receivables Loan Advance.

     4. 1F General Conditions Precedent to All Advances. Lender's obligation To fund any Advance is subject to and conditioned upon the

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CWP.349.FINOVA.PIGEON.LNAG.004



- -additional terms and conditions set forth in the following subparagraphs remaining satisfied at the time of such Advance:

(a) No material adverse change shall I have occurred in the TimeShare Project or in Borrower's business or financial condition since the date of the latest financial and operating statements given to Lender by or on behalf of Borrower.

(b) There shall have been no material, adverse change in the warranties and representations made in the Documents by Borrower and/or any surety for the performance of the Obligations.

(c) Neither an Event of Default nor Incipient Default shall have occurred and be continuing.

(d) The interest rate applicable to the Advance (before giving effect to any savings clause) will not exceed the maximum rate permitted by the Applicable Usury Law.

(e) Borrower shall have paid to Lender the Commitment Fees and all other fees required to be paid at the time of the Advance.

(f) Borrower shall not be entitled to any Advance unless on or before July 20, 1995, all Documents have been executed by persons required to do so and the initial Acquisition Loan Advance has been made.

     4. 1 I Conditions Satisfied at Borrower's Expense. The conditions to Advances shall be satisfied by Borrower at its expense.

     4.2 Advance Requests and Administration Fees. Receivables Loan Advances shall not be made in amounts less than One Hundred Thousand Dollars ($100,000) or, if less, the amount which would cause the outstanding principal balance of the Receivables Loan to equal the Maximum Receivables Loan Amount. Construction Loan Advances shall not be made in amounts less than Two Hundred Fifty Thousand Dollars ($250,000) or if less, the remaining undisbursed amount of the Construction Loan. Construction Advances shall not be made more frequently than monthly; provided that two Construction Loan Advances may be made in any month so long as one such Advance is an Advance under the Interest Reserve Component. Receivables Loan Advances shall not be made more frequently than monthly; provided, however, that Borrower will pay to Lender at the time of the second Receivables Loan Advance made during a month an administrative fee equal to the greater of (a) twentyfive.one-hundredths percent (.25%) of such Advance or (b) Five Hundred Dollars ($500).



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CWP.349.FINOVA.PIGEON.LNAG.004


     4.3 Disbursement of Advances. Advances may be payable to Borrower; or if requested by Borrower and approved in writing by Lender, to others, either severally or jointly with Borrower, for the credit or benefit of Borrower. Borrower will pay Lender's reasonable charge in connection with any wire transfer, which is currently Twenty-five Dollars ($25). Lender may, at its option, withhold from any Advance any sum (including costs and expenses) then due to it under the terms of the Documents or which Borrower would be obligated to reimburse Lender pursuant to the Documents if first paid directly by Lender.

     4.4 Interest Reserve Advances. If Borrower has not made a scheduled interest payment on the Construction Loan during the Construction Loan Borrowing Term in accordance with the terms of the Construction Loan Note, Lender, in its discretion, may make an advance of the Construction Loan to make such interest payment, whether or not Loan proceeds have been allocated within the Construction Budget for the payment of such interest. Borrower hereby authorizes Lender to make such advances without notice to Borrower.

     4.5 No Waiver. Although Lender shall have no obligation to make an advance unless and until all of the conditions precedent to the Advance have been satisfied, Lender may, at its discretion, make Advances prior to that time without waiving or releasing any of the Obligations.

     5. NOTES; MAINTENANCE OF BORROWING BASE; PREPAYMENTS; SERVICING AND COLLECTION

     5.1 Repayment of Loans. The Acquisition Loan, the Construction Loan and the Receivables Loan shall be evidenced by the Acquisition Loan Note, the Construction Loan Note and the Receivables Loan Note, respectively, and shall be repaid in immediately available funds according to the terms of such Notes and the Documents.

     5. 2 (a) Construction Loan Partial Release Principal Payments. Until principal, interest and other sums due under the Documents have been paid, exclusive of principal, interest and other charges on the Acquisition Loan Note and the Receivables Loan Note, Borrower will make to Lender at the time of each partial release of a Time-Share Interest from the Borrower's Mortgage a principal payment equal to the Partial Release Fee required to be paid in connection with such partial release.

     (b) Acquisition Loan Partial Release Principal Payments. Until principal, interest and other charges on the Acquisition Loan Note have been paid, Borrower will make to Lender at . the time of each partial release of a Time-Share Interest


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CWP.349.FINOVA.PIGEON.LNAG.004
from  the  Borrower's   Mortgage,   in  addition  to  the  Partial  Release  Fee
(Construction Loan) described in paragraph 5.2(a), a fee of $500 per Unit sold.

(c) Acquisition Loan Minimum Principal Payments. Borrower will make to Lender, on each anniversary of the last Acquisition Loan Advance, a principal payment in an amount equal to the positive remainder obtained by subtracting the aggregate principal payments made on the Acquisition Loan prior to such anniversary date from the Minimum Aggregate Principal Payment for such anniversary date set forth below:

Anniversary           Minimum Aggregate Principal Payment



1                              $400,000
2                              $800,000

(d) Construction Loan Minimum Principal Payment. Borrower will make to Lender on each anniversary of the date of the last Construction Loan Advance, a principal payment in the amount, if any, necessary to reduce the then outstanding principal balance of the Construction Loan to an amount equal to the percentage set forth below for each such anniversary date multiplied by the principal balance of the Construction Loan immediately after the last Construction Loan Advance:

Anniversary                   Maximum Percentage

         1                    30% of Balance at Last Advance
                              65% of Balance at Last Advance

(e) Receivables Loan Minimum Required Principal Payments. If for any reason the aggregate principal amount of the Receivables Loan outstanding at any time shall exceed the then Borrowing Base of all Eligible Instruments, Borrower, without notice or demand, will immediately make to Lender a principal payment in an amount equal to such excess plus accrued and unpaid interest on such principal payment unless Borrower has provided sufficient replacement Eligible Instruments as provided in paragraph 3.2.

                    5.3 (a) Prohibitions on Prepayment; Prepayment Premium. Borrower will not be entitled to prepay, in whole or in part, the Receivables Loan until the Opening Prepayment Date. Thereafter, if neither an Event of Default nor an Incipient Default has occurred and is continuing, then Borrower shall have the option to prepay the Receivables Loan in full, but not in part, upon 60 days prior irrevocable written notice . and the simultaneous payment of the Prepayment Premium on

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CWP.349.FINOVA.PIGEON.LNAG.004



any date an installment is due on the Receivables Loan Note. Except as otherwise expressly provided herein, Borrower will not be entitled to prepay, in whole or in part, the Acquisition Loan or the Construction Loan, without the prior written consent of Lender.

     (b) Exceptions to Prepayment Prohibitions. Notwithstanding anything in paragraph 5.3(a) to the contrary, the following shall not be deemed to be prepayments prohibited pursuant to paragraph 5.2(a), 5.2(b), 5.2(c) or 5.2(d) or to require the payment of any Prepayment Premium: (i) principal payments scheduled under the Receivables Loan Note [including, without limitation, those payments required pursuant to paragraphs 5.2(e)]; (ii) prepayments as a result of casualty to or condemnation of the Property; and (iii) prepayments of the Receivables Loan resulting from prepayments of the Receivables Collateral by Purchasers which have not been solicited by Borrower in breach of its Obligations under this Agreement or from Performance by Borrower of its Obligations.

     (c) Prepayment Premium Payable for Involuntary Prepayment. The application of a Prepayment Premium determined in accordance with Schedule A shall be payable regardless of whether the prepayment of the Receivables Loan is required because repayment of such Loan has been accelerated pursuant to any of Lender's rights under the Documents.

     5. 4 (a) Contracts Escrow. To the extent required by Tennessee Code Section 66-32-113, or other Tennessee law, and not satisfied by other financial assurances acceptable to the Commission under 66-32-113, Borrower shall establish the Contracts Escrow. Contracts Escrow Agent shall hold all Contracts and the monies deposited thereunder in escrow according to the terms of the Contracts Escrow Assignment. Contracts Escrow Agent shall furnish to Lender at Borrower's sole cost and expense, no later than the tenth (10th) day of each month following the date of this Agreement, a report which shows as of the end of the prior month with respect to each Contract for Deed held in escrow at any time during the preceding month (i) all deposits received under the Contracts for Deed, (ii) any closing or cancellation, and (iii) all disbursements of funds held by Contracts Escrow Agent with respect to the Contracts for Deed.



     (b) Lockbox Collections and Servicing. Lockbox Agent shall collect payments on the Instruments constituting part of the Receivables Collateral and and remit collected payments to Lender on the last Business Day of each and every month



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CWP.349.FINOVA.PIGEON.LNAG.004



after the date of first Receivables Loan Advance, according to the terms of the Lockbox Agreement. Payments shall not be deemed received by Lender until Lender actually receives such payments from Lockbox Agent; provided, however, that so long as no Event of Default exists, Borrower shall be entitled to any interest accrued on funds held by Lockbox Agent and any other benefit available from Lockbox Agent because it is holding such funds. Servicing Agent shall furnish to Lender at Borrower's sole cost and expense, no later than the tenth (10th) day of each month commencing with the first full calendar month following the date of this Agreement, a report, substantially in the format of Exhibit K, which:
(i) shows as of the end of the prior month with respect to each Instrument which constitutes part of the Receivables Collateral (A) all payments received, allocated between principal, interest, late charges and taxes, (B) the opening and closing balances, (C) present value, (D) average consumer interest rate, and
(E) extensions, refinances, prepayments, and other similar adjustments; and (ii) indicates delinquencies of thirty (30), sixty (60), ninety (90) days and in excess of ninety (90) days. Borrower will pay without notice or demand any amount which was due and payable by Borrower on the last Business Day of the preceding month covered by such reports within three (3) Business Days of Borrower's knowledge of such amounts. If such reports are not timely received, Lender may estimate the amount which was due and payable. Borrower will pay upon demand the amount determined by Lender in good faith to be due and payable. If payment is made on the basis of Lender's estimate and thereafter reports required by this paragraph are received by Lender, the estimated payment amount shall be adjusted by an additional payment or a refund to the correct amount, as the reports may indicate; such additional amount to be paid by Borrower upon demand and such refund to be made by Lender within 5 Business Days after receipt of written request therefor by Borrower. At the end of each calendar quarter, Borrower will deliver or cause the Servicing Agent to deliver to Lender a current list of the names, addresses and phone numbers of the obligors on each of the Instruments constituting part of the Receivables Collateral . Borrower will also deliver or cause Servicing Agent to deliver to Lender, promptly after receipt of a written request for them, such other reports with respect to Instruments constituting part of the Receivables Collateral as Lender may from time to time require.


     (c) Oversight Agreement. Borrower will enter into and perform and cause Servicing Agent to enter into and perform their respective obligations under the Oversight Agreement.



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CVVP.349.FINOVA.PIGEON.LNAG.004



     5.5 Borrower will pay to Oversight Agent all reasonable out-of-pocket expenses of Oversight Agent and a monthly fee equal to the lesser of (a) One Thousand Dollars ($1,000) per month or (b) One Dollar ($1.00) per each Instrument which is as part of the Receivables Collateral.

     (d) Replacement of agents. Lender, subject to any additional restriction thereon contained in the Contracts Escrow Assignment or in the following sentence, Lockbox Agreement, or the Servicing Agreements may at any time and from time to time substitute a successor or successors to any Agent acting under the Contracts Escrow Assignment, Lockbox Agreement or the Servicing Agreement. Lender will not replace any such Agent unless an Event of Default exists, such Agent is in default of its obligations under the relevant agreement beyond any applicable cure period, has defaulted in its obligations under the relevant agreement on a repeated basis or, in Lender's sole and absolute judgment, fails to perform its duties in accordance with standards normally employed by persons performing similar services for financial institutions on a compensated basis. If any such Agent is so removed by Lender or is otherwise removed in accordance with the terms of the relevant agreement, so long as no Event of Default exists, Borrower may appoint any successor Agent, subject to the prior written consent of Lender not to be unreasonably withheld.

Application of Proceeds. Any and all payments received by Borrower with respect to the Obligations (including, without limitation, payments made with proceeds of the Collateral but excluding funds set aside/held in escrow prior to the expiration of a Purchaser's statutory rescission rights) shall be first applied to the payment of all late charges, costs , fees and expenses required by the Documents to be paid by Borrower ('First Priority Application"); then to accrued and unpaid interest on the loans in such order and manner as Lender may determine; then to principal of the Loans in such order and manner as Lender may determine. Notwithstanding anything in the preceding sentence to the contrary, after the First Priority Application: (a) remaining proceeds of the payments made pursuant to paragraph 5.2(a) shall be applied first to the principal balance of the Construction Loan Note, next to accrued and unpaid interest due under the Construction Loan Note; and (c) the remaining proceeds of the Receivables Collateral shall be applied to accrued and unpaid interest due on the Receivables Loan Note and then to the unpaid principal balance of the Receivables Loan Note. The provisions of this paragraph are subject to Lender's rights under Article VII and the other Documents as to the application of proceeds of the Collateral following an Event of Default.



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CWP.349.FINOVA.PIGEON.LNAG.004



     5.6 Borrower is Unconditional Obligation to Make Payments. Whether or not the proceeds from the Collateral shall be sufficient for that purpose, Borrower will pay when due all payments required to be made pursuant to any of the Documents, Borrower's Obligation to make such payments being absolute and unconditional.

     6. BORROWER'S REPRESENTATIONS, WARRANTIES AND COVENANTS

     6.1 (a) Good  Standing.  Borrower  is, and will  remain at all times,  duly
organized,   validly   existing  and  in  good  standing   under  the  laws  of
Massachusetts and is authorized and will remain at all times authorized, to do business in Tennessee, Florida and in each jurisdiction in which it is at any time selling Time-Share Interests or where at any time the location or nature of its properties or its business makes such qualification necessary. Borrower has and will maintain full authority to Perform the Obligations and to carry on its business and own its property.

     (b) Power and Authority; Enforceabi1ity. Borrower has and will maintain full power and authority to execute and deliver the Documents and to Perform the Obligations. All action necessary and required by Borrower's Articles of Organization and all applicable laws for Borrower to obtain the Loans, to execute and deliver the Documents which have been or will be executed and delivered in connection with the Loans and to perform the Obligations has been duly and effectively taken. The Documents are and shall be, legal, valid, binding and enforceable against Borrower; and do not violate the Applicable Usury Law or constitute a default or result in the imposition of a lien under the terms or provisions of any agreement to which Borrower is a party. No consent of any governmental agency or any other person not a party to this Agreement is or will be required as a condition to the execution, delivery, or enforceability of the Documents. (c) Borrower's Princii)al Place of Business. Borrower's principal place of business is located in the State of Florida, and Borrower will not move its principal place of business except upon not less than sixty (60) days prior written notice to Lender.

     6.2 No Litigation. There is no action, 1itigation or other proceeding pending or, to Borrower's knowledge, threatened before any arbitration tribunal , court, governmental agency or administrative body against Borrower, which might materially adversely affect the Performance of the Obligations, the Time-Share Project, the business or financial condition of Borrower, or the ability of Borrower to Perform the Obligations. Borrower will promptly



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CWP.349.FINOVA.PIGEON.LNAG.004



- -notify Lender if any such action, litigation or proceeding is commenced or threatened.



     6.3 (a) Adequacy of Principal Work-Related Items. The Principal Work-Related Items delivered to Lender are adequate [or will be adequate at the initial Advance or such later time as may be permitted pursuant to paragraph 4.lA(d) for the delivery of such items] and will continue at all times to be adequate for Completion of the Work. The Principal Work-Related Items delivered to Lender are in full force and effect; no third party bound thereby is in default of its obligations thereunder or has threatened to terminate Borrower's rights thereunder; Borrower has paid all sums and performed all other obligations it has under them; and no third party bound thereby has any defense to the enforcement of Borrower's rights thereunder. No moratorium or other legal impediment exists or, to the knowledge of Borrower, is threatened with respect to the issuance of any permit or approval necessary to use the Time-Share Project for intended time-share purposes upon Completion of the Work.

     (b) Adequacy of Construction Budget. Borrower will cause the Construction Budget to accurately and completely set forth the types and estimated maximum amounts of all costs which must be incurred for Completion of the Work to occur.

     (c) Adequacy of Streets and Utilities. All streets, easements, and utilities (including potable water, storm and sanitary sewer, gas, electric, telephone and cable television facilities and garbage removal) necessary for the Completion of the Work and use of the Real Property for intended time-share purposes have been completed, paid for in full and are available at the boundaries of the Real Property. All water and sewer treatment plants and power generation facilities intended to serve the Real Property have been constructed and are operational; and upon Completion of the Work, will have adequate capacity and size to serve the intended time-share use of the Real Property.

     (d) No Commencement of Work. No work, equipment, materials, services or work of any kind that may give rise to any mechanics or similar statutory lien (whether for work performed prior to or after recordation of the Borrower's Mortgage) which will have priority, including, without limitation, the destruction or removal of existing Improvements, site work, clearing, grubbing, draining or fencing of the Real Property, has been or will be performed or commenced on the Real Property prior to recordation of the Borrower's Mortgage. Lender may waive such condition in

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CWP.349.FINOVA.PIGEON.LNAG.004



its discretion; and as a condition precedent to such waiver, Lender may require that such work, equipment, materials and services have been fully disclosed in writing to Lender and Title Insurer (Borrower's Mortgage) prior to recordation of the Borrower's Mortgage, that such work, equipment, materials and services must be satisfactory to Lender and Lender's Inspector, and that Title Insurer (Borrower's Mortgage) insure the priority of the Borrower's Mortgage over all such liens.



6.4        Work-Related Covenants.  Borrower will:

           (a) commence construction of the Work prior to June 15, 1995; cause the progress of the Work to occur in substantial compliance with the Work Progress Schedule, subject to Force Majeure Events, all in accordance with the Plans and Specifications, Construction Contract(s), applicable laws, regulations and private restrictions, the Documents, sound construction engineering and architectural principles and commonly accepted safety standards, lien free and free from defective materials and workmanship; and cause Completion of the Work to occur on or before the Required Completion Date.



     (b) pay when due all costs, expenses and claims pertaining to the Work; and deliver to Lender during the course of the Work in order to monitor and/or provide assurance that the Work is proceeding lien free in accordance with the Plans and Specifications, the Construction Contract(s), applicable laws, regulations and private restrictions, the Documents, sound construction, engineering and architectural principles and commonly accepted safety standards bills of sale, conveyances and paid invoices pertaining to the Work; all waivers and releases of lien or claims on the Real Property and/or the
Improvements which Lender may determine to be necessary or may otherwise reasonably request for its protection; from sureties acceptable to Lender, payment and performance bonds as Lender may reasonably determine to be necessary; from persons acceptable to Lender, additional engineering or architectural studies and reports as Lender or Lender's Inspector may reasonably require; and record all notices of commencement/ completion and similar notices permitted by applicable laws and regulations which have the effect of shortening periods within which mechanics and similar liens may be filed;



     (c) allow Lender, Lender's Inspector and/or its agents and employees to inspect the Real Property and Work at all



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CVVP.349.FINOVA.PIGEON.LNAG.004



     reasonable times, with the reasonable costs of such inspections to be borne by Borrower;

     (d) not enter into any Architect/Engineer Agreement or Construction Contract except upon terms and with such parties as Lender may approve in writing, such approval not to be unreasonably withheld;

     (e) deliver all Principal Work-Related Items to Lender promptly after obtaining them (or at such earlier time as may be required pursuant to paragraph 4.1);

     (f) not amend any of the Principal Work-Related Items except for change orders which (i) do not change the cost of Completion of the Work by more than Five Thousand Dollars ($5,000) individually or Twenty-Five Thousand Dollars ($25,000) in the aggregate beyond that shown in the Construction Budget as originally approved by Lender and (ii) do not affect the design, structural integrity or quality of the Improvements;

     (g) perform all its obligations and preserve its rights under the Principal Work-Related Items and secure the performance of the other parties to the Principal Work-Related Items;

     (h) deliver to Lender: prior to each Construction Loan Advance, at Lender's option, an endorsement ('date down endorsement") issued by the Title Insurer (Borrower's Mortgage) insuring Lender against any loss by reason of defects in, mechanic's or similar statutory liens upon or unmarketability of the title to the Real Property, as well as insuring that the Borrower's-Mortgage, at the time of each Construction Loan Advance, constitutes a valid first lien upon the Real Property, subject only to the Permitted Encumbrances; and promptly after Completion of the Work has otherwise occurred, a new Title Policy (Borrower's Mortgage) re-issued pursuant to an LP-10 re-issue package, with an endorsement insuring that the Improvements are located upon the Real Property;



     (i) after obtaining knowledge or receiving notice thereof, correct or cause to be corrected (i) any material defect in the Work, (ii) any material departure in the completion of the Work from the Plans and Specifications or the Construction Contract(s) (unless expressly permitted in this Agreement or consented to in writing by Lender), any applicable laws, regulations or private restrictions sound, construction, engineering or architectural principles or commonly accepted safety standards or (iii) any encroachment of any part of the Improvements on any



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CWP.349.FINOVA.PIGEON.LNAG.004



     building  line,   easement  line  or  restricted   area,  or  any  adjacent
landowner's property;


(j) promptly deliver to Lender any and all notices received by Borrower that it is not complying with applicable laws, regulations and private restrictions pertaining to the Work or that the Work is not being completed in accordance with the Plans and Specifications, the
        Construction Contract(s), sound construction, engineering and architectural principles and commonly accepted safety standards;

(k) if at any time there exists or appears likely to exist any Uncovered Cost of the Work, Borrower will notify Lender within ten (10) Business Days (and in any event prior to the next Advance) after obtaining knowledge thereof; within the earlier of such ten (10) Business Day period or ten
         (10) Business Days after Lender's demand that it do so, Borrower will deliver to Lender a cash deposit ("Required Completion Assurance Deposit") equal to the Uncovered Cost of the Work; in the event of any dispute, the necessity for and amount of the Required Completion Assurance Deposit by Lender; the Required Completion shall be determine Assurance Deposit may be deposited in a non-interest bearing account and need not be segregated from any of Lender's other funds, provided that Lender will disburse the Required Completion Assurance Deposit to pay and/or reimburse Borrower for the costs of the Work prior to any further disbursement of the Construction Loan for such purpose, but subject to the terms and conditions of this Agreement pertaining to the disbursement of Construction Loan Advances; and Lender is hereby granted a security interest in all Required Completion Assurance Deposits from time to time held by Lender.

     (i ) cause . all materials supplied for or intended to be utilized in the Completion of the Work, but previously not affixed to or incorporated into the Improvements, to be stored on the Real Property with adequate safeguards, as reasonably required by Lender, to prevent loss, theft, damage or commingling with other materials; and

(m) promptly after receipt by Borrower (but in no event later than the Required Completion Date), deliver to Lender copies of all certificates of acceptance and/or occupancy relating to the Work.



     6.5 (a) Compliance with Laws. Borrower has complied, and will comply, with all applicable laws and regulations, including, without limitation, all laws and regulations of the state in which the Time-Share Project is located and



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CWP.349.FINOVA.PIGEON.LNAG.004



all other governmental jurisdictions in which the TimeShare Project is located or in which Time-Share Interests will be sold or offered for sale.



     (b) Sales Activities. As of the date of this Agreement, Borrower has not sold any Time-Share Interest or offered any Time-Share Interest for sale. Borrower will not sell any Time-Share Interest or offer any Time-Share Interest for sale in any jurisdiction, unless: (i) Borrower has delivered to Lender true and complete copies of the Minimum Required Time-Share Approvals, all other approvals required to be obtained by Borrower in such jurisdiction prior to engaging in its proposed conduct, and all other evidence required by Lender that Borrower has complied with all laws of such jurisdiction governing its proposed conduct; with respect to its proposed conduct, and other evidence received by Lender; and (ii) Borrower has delivered to Lender the Time-Share Program Consumer Documents and the Time-Share Program Governing Documents which Borrower will be using in connection with the Time-Share Project and the sale or offering for sale of Time-Share Interests and such documents have been approved by Lender, which approval shall not be unreasonably withheld. Borrower has already submitted an application for the issuance of the Minimum Required Time-Share Approvals, which complies with applicable laws and regulations and Borrower will diligently pursue approval of such application and the issuance of the Minimum Required Time-Share Approvals. Not later than June 15, 1995, Borrower will deliver to Lender the Minimum Required Time-Share Approvals, the Time-Share Program Governing Documents and Time-Share Program Consumer Documents (which have, to the extent required, been approved for use in the State of Tennessee) and will take all steps necessary to commence the sale of Time-Share Interests in Tennessee; and from and after such date, Borrower will maintain an active marketing program for the sale of Time-Share Interests in conformance with all applicable laws and regulations and consistent with the provisions of this paragraph and the terms and conditions of Borrower's Mortgage pertaining to the sale of Time-Share Interests.



     (c) Time-Share Interest Not a Security. Borrower has not sold or offered for sale any Time-Share Interest as an investment. Neither the sale nor the offering for sale of any Time-Share Interest would constitute the sale or the offering of a security for sale under any applicable law.

     (d) Zoning Compliance. Neither time-share use nor other transient use and occupancy of the Real Property violates



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CWP.349.FINOVA.PIGEON.LNAG.004



or will violate or constitute a non-confoming use or require a variance under any private covenant or restriction or any zoning, use or similar law, ordinance or regulation affecting the use or occupancy of the Real Property.

     6.6 (a) Eligible Instruments. Each Instrument which is assigned to Lender pursuant to this Agreement and against which an Advance is requested or which is assigned in satisfaction of Borrower's obligations under paragraph 3.2 shall be an Eligible Instrument at the time of assignment. Borrower further warrants and guarantees the enforceability of the Receivables Collateral.



     (b) No Modification of Receivables Collateral or Payments by Borrower. Without the prior written consent of Lender, Borrower will not cancel or materially modify, or consent to or acquiesce in any material modification (including, without limitation, any change in the interest rate or amount, frequency or number of payments) to, or solicit the prepayment of, any Instrument which constitutes part of the Receivables Collateral; or waive the timely perfomance of the obligations of the Purchaser under any such Instrument or its security; or release the security for any such Instrument. Borrower will not pay or advance directly or indirectly for the account of any Purchaser any sum required to be deposited or owing by the Purchaser either under any Contract for Deed or under any Instrument which constitutes part of the Receivables Collateral.



     (c) Fulfillment of Obligations to Purchasers. Borrower at all times will fulfill and will cause its Affiliates, agents and independent contractors at all times to fulfill all obligations to Purchasers. Borrower will perform all of its obligations under the Time-Share Program Consumer Documents and the Time-Share Program Governing Documents.

     (d) No Modification of Time-Share Documents. Borrower, without the prior written consent of Lender, will not cancel or materially modify any of the Time-Share Program Consumer Documents or the Time-Share Program Governing Documents.

     (e) Associations; Assessments and Reserves. Each Purchaser will be and, subject only to its retaining its interest under a Contract for Deed, will remain a member of the Time-Share Association upon Borrower's acceptance of such Contract for Deed. The Time-Share Association has authority to levy annual assessments to cover the costs of maintaining and operating the Time-Share Project. To Borrower's knowledge, at all times after the first



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CWP.349.FINOVA.PIGEON.LNAG.004



conveyance of a Time-Share Interest, the Time-Share Association will be solvent; assessments levied from time to time will be adequate to cover then current costs of maintaining and operating the Time-Share Project and to establish and maintain a reasonable reserve for capital improvements. Borrower will promptly notify Lender in writing if it has knowledge or has reason to believe that events (other than general changes in the economy) have occurred or could occur which could give rise to a material increase in such costs. Borrower will use its best efforts to: (i) cause the Time-Share Association to (A) discharge its obligations under the Time-Share Program Governing Documents and (B) maintain the reserve described above; and (ii) so long as Borrower controls the Time-Share Association, pay to such association not less often than every twelve
(12) months after such conveyance the difference between (A) the cumulative total amount of the maintenance and operating expenses incurred by such association, together with a reasonable reserve for capital improvements and the amount of any installment of real property taxes currently due and payable with respect to the Time-Share Project and related amenities, through the end of the calendar month preceding the month in which such payment is made and (B) the cumulative total amount of assessments payable to the Time-Share Association by owners or holders of Contracts for Deed other than Borrower through the end of the calendar month preceding the month in which such payment is made.



     (f) Title and Condition of Amenities. Except as otherwise permitted and disclosed by the Time-Share Program Governing Documents, at all times after the first conveyance of a Time-Share Interest the Time-Share Association or the owners of Time-Share Interests in common will own all the common areas in the Real Property and other amenities which have been promised or represented as being available to Purchasers, free and clear of liens and security interests except for the Permitted Encumbrances. Borrower will maintain or cause to be maintained in good condition and repair all amenities and common areas which have been promised or represented as being available to Purchasers and all roads and off-site improvements which are not the responsibility of the Time-Share Association to maintain and repair and have not been dedicated to or accepted by the responsible governmental authority or utility. Borrower will maintain a reasonable reserve to assure compliance with the terms of the foregoing sentence.



     6.7 col1ection of Receivables Col1ateral . Borrower wi11 undertake the diligent and timely collection of amounts delinquent under each



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CWP.349.FINOVA.PIGEON.LNAG.004



Instrument which constitutes part of the Receivables Collateral and will bear the entire expense of such collection. Lender shall have no obligation to undertake any action to collect under any Instrument.



     6.8 Notice of Lender's Interest. Lender may notify persons bound thereby of the existence of Lender's interest as assignee in the Receivables Collateral and request from any person bound by them any information relating to them. Borrower will deliver such notice under its letterhead if requested.

     6.9 (a) Restrictions on Time-Share Project Financing. Without the prior written consent of Lender not to be unreasonably withheld, Borrower will not incur any additional debt (including without limitation any contingent or guarantor liability) with respect to, or in connection with its ownership and operation of the Property, except for short term accounts payable incurred in connection with the operation of the Property which are not secured by any of the Collateral ("Permitted Debt"). Without limiting the generality of the foregoing, Borrower will not obtain additional receivables financing during the Receivables Loan Borrowing term without Lender's prior written consent, and the availability of Advances under the Receivables Loan shall be deemed reasonable grounds to withhold such consent. Before Borrower's acceptance of any such third party loan or financing other than the Permitted Debt, its terms must be presented to Lender for approval. Borrower agrees that Lender may require as a condition to its approval that any third parties providing financing (other than Permitted Debt) to Borrower deliver to Lender written certificates containing notice and cure rights and full subordinations and otherwise in form and substance satisfactory to Lender.



(b) Restrictions on Liens or Transfers. Borrower, without the prior written consent of Lender, will not: ' ( ' i) sell, convey, pledge, hypothecate, encumber or otherwise transfer any security for the Performance of the obligations; (ii) permit or suffer to exist any liens, security interests or other encumbrances on any security for the Performance of the Obligations, except for the Permitted Encumbrances and liens and security interests expressly granted to Lender; or (iii) sell, lease, transfer or dispose of all or substantially all of its assets to another entity.



6.10 Insurance. Borrower will pay the cost of and will maintain and deliver evidence to Lender of insurance policies required by Lender which are written by insurers and in amounts and on forms satisfactory to Lender.



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CWP,349.FINOVA.PIGEON.LNA@:cO4



6.11 (a) No Misrepresentations. The Documents and all certificates, financial statements and written materials furnished to Lender by or on behalf of Borrower in connection with the Loans do not contain any untrue statement of a material fact or omit to state a fact which materially adversely affects or in the future may materially adversely affect the Collateral, the Time-Share Project, the business or financial condition of Borrower, or the ability of Borrower to Perform the Obligations.



(b) Reliance. Lender's examination, inspection, or receipt of information pertaining to the Collateral or the Time-Share Project and its proposed operation shall not in any way be deemed to reduce the full scope and protection of the warranties, representations and Obligations contained in this Agreement.



6.12 (a) Sales Reports. On or before the tenth (10th) day of each month, Borrower will cause to be furnished to Lender (i) the reports required pursuant to paragraph 5.4(a) and (ii) if requested by Lender, a sales report for the prior month showing the number' of sales and closings of Time-Share Interests and the aggregate dollar amount thereof, including down payments.


        (b) Financial Information. Borrower will furnish or cause to be furnished to Lender within ninety (90) days after each fiscal year of the subject, a copy of the current annual financial statements of Borrower, and, subject to the best efforts of Borrower, the Time-Share Association; and shall furnish or cause to be furnished to Lender within forty five (45) days after each interim quarterly fiscal period of Borrower a copy of the current financial statements of Borrower for the period commencing with the first day of the fiscal year and concluding with such quarter end. Such financial statements shall contain a balance sheet as of the end of the relevant fiscal period and statements of income and of cash flow for such fiscal period (together, in each case, with the comparable figures for the corresponding period of the previous fiscal year), all in reasonable detail. All financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied. All financial statements of Borrower shall be certified by the chief financial officer of Borrower. Annual statements of Borrower shall be audited and certified by a recognized firm of certified public accountants reasonably satisfactory to Lender. Lender acknowledges that, as of the date hereof, the firm of Arthur Andersen & Co. is acceptable to it. Together with such financial statements, Borrower will deliver to



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CWP.349.FINOVA.PIGEON.LNAG.vv4



Lender a certificate signed by Borrower's chief financial officer stating that there exists no Event of Default or Incipient Default or, if any such Event of Default or Incipient Default exists, specifying the nature and period of its existence and what action Borrower proposes to take with respect to it.



         (c) Time-Share Project and Sales Information. Borrower will deliver to Lender from time to time, as available, and promptly upon amendment or effective date: current price lists, sales literature, registrations/consents to sell, and final subdivision public reports/public offering statements/prospectuses. Borrower will deliver to Lender any changes which Borrower proposes or any other person having the power to do so proposes be made to the TimeShare Program Consumer Documents and/or the Time-Share Program Governing Documents last delivered. to Lender, together with a description and explanation of the changes; and other items requested by Lender which relate to the Time-Share Interests.


(d) Riqht to Inspect. Borrower will at its expense permit Lender and its representatives at all reasonable times to inspect the Time-Share Project and to inspect, audit and copy Borrower's books and records.


(e)      Association Budgets. Borrower will submit to Lender annually within ten
         (10) days after each is available, proposed annual maintenance and operating budgets of the Time-Share Association, certified to be adequate by the Time-Share Manager and a statement of the annual assessment to be levied upon the owners of Time-Share Interests; and will use its best efforts to cause to be made available to Lender for inspection, auditing and copying, upon Lender's request, the books and records of the Time-Share Association.

(f)    Additional  Information.   Borrower  will  make  available  such  further
       information as Lender may from time to time reasonably request.

6.13       Subordination of Indebtedness.

     (a) Indenture. All obligations of the Borrower to Lender under this Agreement and the Notes are intended to, and do, constitute "Senior Indebtedness' as such term is defined in and for purposes of, the Indenture dated as of May 15, 1987 ("Indenture") between the Borrower and Shawmut Bank, N.A., as trustee, pursuant to which the Borrower's eight and one quarter percent (81%) Convertible Subordinated Debentures



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CVv?.349.FINOVA.PIGEON.LNAG.004



due 2012 ("Debentures') were issued, and will be entitled to all the benefits associated with being 'Senior Indebtedness" under the Indenture, including, without limitation, ranking senior to the Debentures.

     (b) Subordination of Indebtedness Owing to Affiliates. Borrower wi11 cause any and all indebtedness owing by it to its shareholders, directors, officers, partners, members or Affiliates, or any relatives of any of the foregoing, and all liens, security interests and other charges on the assets of Borrower, including, without limitation, the Collateral, to be fully subordinated in all aspects to the Obligations pursuant to written agreements satisfactory to Lender; provided, however, that if neither an Event of Default nor an Incipient Default then exists, such subordination shall not extend to (i) reasonable salaries and fees at normal and customary rates for services actually rendered and other distributions expressly permitted pursuant to the terms of this Agreement or (ii) regularly scheduled payments in accordance with the written agreements described in this paragraph. Any such creditor shall execute a written subordination agreement in form and substance satisfactory to Lender.

     6.14 No Default for Third Party Obligations. Borrower is not in default under any other agreement evidencing, guaranteeing or securing borrowed money or a receivables purchase financing involving an obligation in excess of Two
Hundred Fifty Thousand Dollars ($250,000) to make a payment of principal or interest or to repurchase receivables or any other material default by Borrower permitting the acceleration of the payment or repurchase obligations of Borrower, which payment or repurchase obligations entitled to be accelerated are in excess of Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate. Borrower is not in violation of or in default under any material term in any other material agreement, instrument, order, decree or judgment of any court, arbitration or governmental authority to which it is a party or by which it is bound.

     6.15 Payment of Taxes. Borrower has filed and will file tax returns and @as paid and will pay all taxes, assessments, levies and penalties, if any, required to be filed by it or paid by it to any governmental or quasi-governmental authority or subdivision, including real estate taxes and assessments relating to the Property, unless and only to the extent the item shall be contested in good faith and by appropriate proceedings by Borrower, Borrower shall set aside and cause on its books adequate reserves with respect to the contested item and, in connection with any tax assessment, levy or penalty levied against the Collateral encumbered by the Borrower's Mortgage, Borrower shall comply with the terms of the

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CWP.349.FINOVA.PIGEON.LNAG.004


     Borrower's Mortgage pertaining to such contest. Borrower will provide to Lender not more than -thirty (30) days after such taxes and assessments become due evidence that all taxes and assessments on the Units and TimeShare Project common areas and related amenities have been paid in full.

6. 16      Fees, Costs and Expenses.

           (a)    Loan Fee and Documentation Fee.

     Borrower will pay to Lender the Construction Loan Fee and the Acquisition/ Receivables Loan Fee. Lender acknowledges receipt of Ten Thousand Dollars ($10,000) of the Acquisition/Receivables Loan Fee. Borrower will pay to Lender the balance Acquisition/Receivables Loan Fee at the time the initial Advance is made, but in no event later than June 15, 1995. Borrower will pay on demand any and all costs and expenses incurred by Lender in connection with the initiation, documentation and closing of the Loans, the making of Advances, the protection of the Collateral , or the enforcement of the Obligations against Borrower, including, without limitation, all attorneys' and other professionals' fees
(including without limitation normal charges for photocopy, telecopy and computer services), consumer credit reports, and revenue, documentary stamp, documentary transaction and intangible taxes. Notwithstanding anything in this paragraph to the contrary, Borrower will have no obligation to pay or reimburse Lender for Lender's attorneys' fees which are incurred in connection with the original preparation, negotiation and execution of the Documents delivered prior to or in connection with the first Advance ("Original Documents') or are otherwise incurred in connection with the closing of the first Advance, which are in excess of $15,000, unless caused by the negligence of Borrower or third parties, the lack of diligence or cooperation by Borrower or third parties in the negotiation of the Documents and the closing of the first Advance, or circumstances which would not reasonably have been foreseen by Lender or its counsel.

 (b) Custodial Fee. In addition to all other fees required to be paid in connection with the Loan, Borrower shall pay to Lender a fee ("Custodial Fee") equal to Ten Dollars ($10) per each Instrument which is delivered to Lender in connection with the Loan and is in the physical custody of Lender. The Custodial Fee for an Instrument shall be paid by Borrower to Lender at the time the Instrument is assigned to Lender. After the Custodial Fee is paid for an Instrument, no fee shall be payable to Lender for any Instrument which is delivered to Lender pursuant to para-



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CWP.349.FINOVA.PIGEON.LNAG.004



graph 3.2(b) in replacement of an Instrument for which Borrower has paid the Custodial Fee. Once a Custodial Fee has been paid to Lender, Borrower shall not be entitled to any reimbursement of any portion hereof.

     6.17 Indemnification. Borrower will INDEMNIFY, PROTECT, HOLD HARMLESS, and defend Lender, its successors, assigns and shareholders (including corporate shareholders), and the directors, officers, employees, agents and servants of the foregoing, for, from and against any and all losses, costs, expenses
(including, without limitation, court costs, and attorneys' fees), demands, claims, suits, proceedings (whether civil or criminal), orders, judgments, penalties, fines and other sanctions arising from or brought in connection with
(a) the Time-Share Project, the Collateral, Lender's status by virtue of the Documents, creation of Security Interests, the terms of the Documents or the transactions related thereto, or any act or omission of Borrower or any Agent, or their respective employees or agents, whether actual or alleged unless such act or omission is caused by Lender's gross negligence or willful misconduct, and (b) any and all brokers' commissions or finders' fees or other costs of similar type by any party in connection with any of the Loans. On written request by a person or other entity covered by the above agreement of indemnity, Borrower will undertake, at its own cost and expense, on behalf of such indemnitee, using counsel satisfactory to the indemnitee, the defense of any legal action or proceeding to which such person or entity shall be a party. At Lender's option, Lender may at Borrower's expense prosecute or defend any action involving the priority, validity or enforceability of the Security Interests in the security for the Performance of the Obligations.



     6. 18 Restrictions on Expenses. Borrower shall not permit its selling, general and administrative expenses to exceed fifty percent (50%)of gross sales revenue generated from the sale of real estate, calculated at the end of each calendar quarter on a twelve (12) month rolling basis. As used in this paragraph, selling, general and administrative expenses shall mean selling, general and administrative expenses properly allocable to real estate calculated in accordance with generally accepted accounting principles, as previously reflected in the financial statements of Borrower provided to Lender.


     6.19 Net Worth Maintenance. Borrower must maintain a tangible net worth, determined in accordance with generally accepted accounting principles, in an amount not less than Forty Two Million Dollars ($42,000,000).

     6.20 Perfection of Security Interests. Borrower will execute or cause to be executed all documents and ao or cause to be done all acts necessary for Lender to perfect and to continue the perfection of

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CVVP.349.FINOVA.PIGEON.LNAG.w4



the Security Interest of Lender in the Collateral or otherwise to effect the intent and purposes of the Documents.



     6.21 -Environmental Remediation. Within sixty (60) days of the date hereof, Borrower shall (a) remove (i) all contaminated soils required under paragraph 1 of Exhibit 1, attached hereto, and (ii) the storage tank, drums, buckets and septic tank required under paragraph 2 of Exhibit 1, and (b) shall delivery to Lender written evidence satisfactory to Lender that such removal has been completed in accordance with the requirements set forth in Exhibit I.


6.22 Survival and Additional Representations, Warranties and Covenants. The representations, warranties and covenants contained in this
           Article VI are in addition to, and not in derogation of, the representations and warranties contained elsewhere in the Documents and shall be deemed to be made and reaffirmed prior to the making of each Advance.

     7. DEFAULT

     7.1 Events of Default. The occurrence of any of the following events or conditions shall constitute an Event of Default by Borrower under the Documents:


     (a) failure of Lender to receive from Borrower within five (5) Business Days of the date when due and payable (i) any amount payable under any Note or
(ii) any other payment due under the Documents, except for a payment due at the Maturity Date of a Note for which no grace period is al1owed;

     (b) any representation or warranty which is made by a person other than Lender and is contained in the Documents or in any certificate furnished to Lender under the Documents by or on behalf of Borrower proves to be, in any material adverse respect, false or misleading as of the date deemed made;

     (c) a default in the Performance of the Obligations set forth in paragraph 3.2, 6.9(a), 6.9(b)(i), 6.9(b)(iii), 6.10, 6.13, 6.18, 6.19 or 6.21;

(d) a default in the Performance of the Obligations or a violation of any term, covenant or provision of the Documents (other than a default or violation referred to elsewhere in this paragraph 7.1) which continues unremedied (i) for a period of five (5) Business Days after notice of such default or violation to Borrower in the case of a default under or violation of paragraph 6.9(b)(ii) or any



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other  default or violation  which can be cured by the payment of money alone or
(ii) for a period of twenty (20) Business Days after notice to Borrower in the case of any other default or violation;

(e) an 'Event of Default", as defined elsewhere in any of the Documents; any default by Borrower under any other agreement evidencing, guaranteeing or securing borrowed money or a receivables purchase financing involving an obligation in excess of Two Hundred Fifty Thousand Dollars ($250,000) to make a payment of principal or interest or to repurchase receivables or any other material default by Borrower permitting the acceleration of the payment or repurchase obligations of Borrower, which payment or repurchase obligations entitled to be accelerated are in excess of Two Hundred Fifty Thousand Dollars in the aggregate;

(g) any final, non-appealable judgment or decree for money damages or for a fine or penalty against Borrower which is not paid and discharged or stayed within thirty (30) days thereafter and when aggregated with all other judgment(s) or decree(s) that have remained unpaid and undischarged or stayed for such period is in excess of Two Hundred Fifty Thousand Dollars ($250,000);

(h) any party holding a lien or security interest in any Collateral (other than a lien created by Purchaser solely with respect to its Time-Share Interest) commences foreclosure or similar sale thereof;

Borrower shall (i) generally not be paying its debts as they become due, (ii) file, or consent by answer or otherwise to the filing against it of a petition for relief or reorganization, arrangement or liquidation or any other petition in bankruptcy or insolvency under the laws of any jurisdiction, (iii) make an assignment for the benefit of its creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for itself or any substantial part of its property, (v) be adjudicated insolvent, (vi) dissolve or commence to wind-up its affairs or (vii) take any action for purposes of the foregoing; or a petition for relief or reorganization, arrangement or liquidation or any other petition in bankruptcy or insolvency or the appointment of a custodian under the laws of any jurisdiction is filed against it or a custodian is appointed for Borrower, the Collateral or any material part of its properties and such



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VVP.349.FINOVA.PIGEON.LNAG.004



     proceeding is not dismissed and appointment vacated within ninety (90) days thereafter;

(j) a material adverse change in the Collateral , the Time-Share Project or in the business or financial condition of Borrower, which change is not enumerated in this paragraph

     7.1 as the result of which Lender in good faith deems the prospect of Performance of the Obligations impaired or the Collateral imperiled;

        (k) failure of Lender to receive from Borrower, within twenty (20) days of the date Borrower knows or should have known of such change, notice of any material change in any representations or warranties in the Documents or otherwise made in connection with the Loans;

     (1 ) an order or decree has been entered by any court of competent jurisdiction enjoining the intended use of the Project as a time-share resort and judgment is not vacated within ninety (90) days after Borrower has obtained knowledge or notice thereof;

     (m) the aggregate principal balance of all Instruments which constitute part of the Receivables Collateral and have payments more than sixty (60) days past due exceeds three percent (3%) of the aggregate principal balance of all Instruments constituting part of the Receivables Collateral as of the last day of each month, for three (3) consecutive months; or

     (n) at any time prior to Completion of the Work, Borrower (i) abandons the Work or (ii) delays construction or suffers construction to be delayed for any period of time, for any reason whatsoever not covered by item (i) above so that Completion of the Work cannot be accomplished in the ordinary course of construction, in the reasonable judgment of Lender, on or before the Completion Date.

     7. 2 Remedies. At any time after an Event of Default has occurred and while it is continuing, Lender may but without obligation, in addition to the rights and powers granted elsewhere in the Documents and not in limitation thereof, do any one or more of the following:

     (a) cease to make further Advances;

     (b) declare the Notes (or any one of them), together with prepayment premiums, and all other sums owing by Borrower to Lender in connection with the Documents, immediately due



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CVVP.349.FINOVA.PIGEON.LNAG.004



and payable without notice, presentment, demand or protest, which are hereby waived by Borrower;

     (c) with respect to the Receivables Collateral, (i) institute collection, foreclosure and other enforcement actions against Purchasers and other persons obligated on the Receivables Collateral, (ii) enter into modification agreements and make extension agreements with respect to payments and other performances,
(iii) release persons liable for performance, (iv) settle and compromise disputes with respect to payments and performances claimed due, all without notice to Borrower, without being called to account therefor by Borrower and without relieving Borrower from Performance of the Obligations, and (v) receive, collect, open and read all mail of Borrower for the purpose of obtaining all items pertaining to the Receivables Collateral;

     (d) apply the then balance of the Required Completion Assurance Deposits to the satisfaction of the Obligations and the Other Loan Obligations (as defined in paragraph 10.1(b)) in such order and manner as Lender may determine;

     (e) (i) continue and/or cause Completion of the Work; (ii) take exclusive possession of the Property or any part thereof; (iii) expend such funds as Lender may deem appropriate, including the Required Completion Assurance Deposit(s) (if any), any other funds of Borrower held by Lender and any sums which may remain unadvanced hereunder, to continue and/or cause Completion of the Work; (iv) demand and receive performances due under the Principal Work-Related Items and the other Contracts, Intangibles, Licenses and Permits;
(v) make such changes to the scope of the Work and to the Principal Work-Related Items and other Contracts, Intangibles, Licenses and Permits as may be necessary or desirable in Lender's judgment; (vi) file claims, institute enforcement actions and otherwise prosecute and defend all actions or proceedings relating to the Work, the Principal Work-Related Items and the other Contracts, Intangibles, Licenses and Permits as Lender may determine to be necessary or desirable in Lender's judgment; (vii) pay, settle or compromise all existing bills and claims which are or may be liens against any of the Property or as Lender may deem to be necessary or desirable in Lender's judgment for the continuance or Completion of the Work related thereto or the clearance of title, all without notice to Borrower; (viii) execute in Borrower's name all applications, certificates, notices and other instruments and give all instructions and communications which may be required or permitted by the Principal Work-Related Items

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CWP.349.FINOVA.PIGEON.LNAG.004



and other Contracts, Intangibles, Licenses and Permits, as determined by Lender;

(ix) cancel or surrender any of the Principal Work-Related Items and the other Contracts, Intangibles and Deposits and enter into new contracts for the Completion of the Work and any changes to the scope of the Work; (x) do any and every act with respect to the Completion of the Work, the Principal Work-Related Items and the other Contracts, Intangibles, Licenses and Permits which Borrower may do in its behalf; (xi) employ such contractors, subcontractors, suppliers, agents, attorneys, architects, accountants, appraisers, security guards and inspectors as Lender may in its Judgment deem necessary or desirable to accomplish any of the above purposes; and (xii) receive, collect, open and read all mail of Borrower for the purpose of obtaining all items pertaining to the Work, the Principal Work-Related Items and the other Contracts, Intangibles, Licenses and Permits; and

(f) proceed to protect and enforce its rights and remedies under the Documents and to foreclose or otherwise realize upon its security for the Performance of the Obligations, or to exercise any other rights and remedies available to it at law, in equity or by statute.

7.3 Application of Proceeds During an Event of Default,. Notwithstanding anything in the Documents to the contrary, while an Event of Default exists, any Required Completion Assurance Deposits and any cash received and retained by Lender in connection with the Receivables Collateral may be applied to payment of the Obligations in the manner provided in paragraph 7.5.

7.4      Uniform Commercial Remedies: Sale; Assembly of Col.1-ateral.

(a) UCC Remedies; Sale of Receivables Collateral. Lender shall have all of the rights and remedies of a secured party of Arizona under the Uniform Commercial Code of the State . and all other rights and remedies accorded to a Secured Party at equity or law. Any notice of sale or other disposition of the Receivables Collateral given not less than ten (10) Business Days prior to such proposed action in connection with the exercise of Lender's rights and remedies shall constitute reasonable and fair notice of such action. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated on the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment as Lender may determine. Borrower shall be



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CWP.349.FINOVA.PIGEON.LNAG.004



credited with the net proceeds of such sale only when such proceeds are actually received by Lender in good current funds. Despite the consummation of any such sale, Borrower shall remain liable for any deficiency on the Obligations which remains outstanding following such sale. All net proceeds recovered pursuant to a sale shall be applied in accordance with the provisions of paragraph 7.5.

(b) Lender's Right to Execute Conveyances. Lender may.- in the name of Borrower or in its own name, make and execute all conveyances, assignments and transfers of the Receivables Collateral sold in connection with the exercise of Lender's rights and remedies; and Lender is hereby appointed Borrower's attorney-in-fact for this purpose.

(c) Obligation to Assemble Collateral. Upon request of Lender when an Event of Default exists, Borrower shall assemble the Personal Property, Receivables Collateral not already in Lender's possession and make it available to Lender at a time and place designated by Lender.

     7.5 Application of Proceeds. The proceeds of any sale of all or anY part of the Receivables Collateral made in connection with the exercise of Lender's rights and remedies shall be applied in the following order of priorities; first, to the payment of all costs and expenses of such sale, including without limitation, reasonable compensation to Lender and its agents, attorneys' fees, and all other expenses, liabilities and advances incurred or made by Lender, its agents and attorneys, in connection with such sale, and any other unreimbursed expenses for which Lender may be reimbursed pursuant to the Documents; second, to the payment of the other Obligations, in such order and manner as Lender shall in its discretion determine, with no amounts applied to payment of principal until all interest has been paid; and third, to the payment to borrower, its successors or assigns, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     7.6 Lender's Right to Perform. Lender may, at its option, and without any obligation to do so, pay, perform and discharge any and all obligations (including, without limitation, the Obligations under paragraph 6.iO) agreed to be paid or performed in the Documents by Borrower or any surety for the Performance of the Obligations if (a) such person fails to do so and (b) (i) an Event of Default exists or (ii) in the opinion of Lender, such action must be taken because an emergency exists or to preserve any of the Collateral or its value. For such purposes Lender may use the proceeds of the Receivables Collateral. All amounts expended by Lender in so doing or in exercising its remedies under the Documents following



- -49-

CWP.349.FINOVA.PIGEON.LNAG.004



an Event of Default shall become part of the Obligations, shall be immediately due and payable by Borrower to Lender upon demand, -and shall bear interest at the Default Rate from the dates of such expenditures until paid.

7. 7 Non-Exclusive Remedies. No remedy in any Document conferred on or reserved to Lender is intended to be exclusive of any other remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under any Document or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power shall be construed to be a waiver of or acquiescence to any default or a waiver of any right or power; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

7.8 Waiver of Marshalling. Borrower, for itself and for all who may claim through or under it, hereby expressly waives and releases all right to have the Collateral, or any part of the Collateral, marshalled on any foreclosure, sale or other enforcement of Lender's rights and remedies.

7.9 Attorney-in-Fact. For the purpose of exercising its rights and remedies under paragraphs 7.2(c), 7.2(d) and 7.6, Lender may do so in Borrower's name or its name and is hereby appointed as Borrower's attorney-in-fact to take any and all actions in Borrower's name and/or on Borrower's behalf as Lender may deem necessary or appropriate in its discretion in the accomplishment of such purposes.

8.      LENDER'S INSPECTOR

     8.1 Retention of Lender's Inspector. Lender may retain an architectural/engineering firm ("Lender's Inspector") to review the Principal Work-Related Items, the other Contracts, Intangibles, Licenses and Permits and the budget proposed to be the Construction Budget and any changes to such items; inspect the Real Property prior to commencement of the Work for purposes of determining the condition of the Real Property and any existing improvements; make periodic inspections of the Real Property and Work (whether or not Construction Loan proceeds are to be used to pay or reimburse Borrower for the costs of such Work) so that Lender may monitor whether Borrower is in compliance with the terms and conditions of this Agreement, and certifying that each Construction Loan Advance Request is not in excess of the Work completed and the amount to which Borrower is entitled under the terms and conditions of this Agreement; provide evidence satisfactory to Lender prior to the funding of any Construction Loan Advance that (subject to completion thereof as part of the Work as contemplated by this Agreement), all necessary street,



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CV4P.349.FINOVA-PIGEON.LNAG.004



easements and utilities are available to the boundary of the Real Property and that the respective lines and treatment or generator plants are of adequate capacity and size for the intended timeshare use of the Property. Furthermore, Lender may require an inspection of the Work by Lender's Inspector (a) prior to each Construction Loan Advance; (b) at least once each month during the course of completion of the Work; (c) upon Completion; and (d) at such other time as Lender may, in its judgment, deem necessary due to actual or suspected non-compliance with the Plans and Specifications, Construction Contract(s), the Documents, any law, regulation or private restriction, sound architectural, engineering or construction principles or commonly accepted safety standards; or Borrower's failure to satisfy the requirements of the Documents.


           8.2 No Duty of Lender to Supervise, Etc.. Lender shall have no duty to supervise or to review and inspect the Principal Work-Related Items, the other Contracts, Intangibles, Licenses and Permits, any budget proposed to be the Construction Budget, any books and records pertaining thereto or any changes to such items or the construction of the Work. Any inspection made by Lender shall be for the sole purpose of determining whether the Obligations are being Performed and preserving Lender's rights under these Documents. If Lender, or Lender's Inspector acting on behalf of Lender, should review or inspect the Principal Work-Related Items, the other Contracts, Intangibles, Licenses and Permits, the Construction Budget, any books and records pertaining thereto or any changes to such items or the construction of the Work, Lender and Lender's Inspector shall have no liability or obligation to Borrower or any third person arising out of such inspection; and neither Borrower nor any third person shall be entitled to rely upon any such inspection or review. Inspection not followed by notice of an Event of Default shall not constitute
           (a) waiver of any Event of Default then existing; (b) an acknowledgement or representation by Lender or Lender's Inspector that there has been or will be compliance with the Principal Work-Related Items, the other Contracts, Intangibles, Licenses and Permits, Construction Budget, applicable laws, regulations and private restrictions, sound construction, engineering or architectural principles or commonly accepted safety standards, or that the construction is lien free or free from defective materials or workmanship; or (c) a waiver of Lender's right thereafter to insist that Completion of the Work occur in accordance with the Principal Work-Related Items, the other Contracts, Intangibles, Licenses and Permits, Construction Budget, the Documents, applicable laws, regulations and restrictions, sound construction, engineering or architectural principles or commonly safety standards and free from defective materials and workmanship. Lender and Lender's Inspector owe no duty of care to Borrower or any third person to protect against, or inform Borrower or any third person of, the existence of



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CV,/P,349.FINOVA.PIGEON.LNAG.004



negligence, faulty, inadequate or defective design or construction of the Work.

9.      CONSTRUCTION AND GENERAL TERMS

     9.1 Payment Location. All monies payable under the Documents shall be paid to Lender at its address set forth in paragraph 9.5 of this Agreement in lawful monies of the United States of America, unless otherwise designated in the Documents or by Lender by notice.

     9.2 Entire Agreement. The Documents exclusively and completely state the rights and obligations of Lender and Borrower with respect to the Loans. No modification, variation, termination, discharge, abandonment, or waiver of any of the provisions or conditions of the Documents shall be valid unless in writing and signed by duly authorized representatives of the party sought to be bound by such action. The Documents supersede any and all prior representations, warranties and/or inducements, written or oral, heretofore made by Lender concerning this transaction, including any commitment for financing.

     9.3 Powers Coupled with an Interest. The powers and agency hereby granted by Borrower are coupled with an interest and are irrevocable until the Obligations have been paid in full and are granted as cumulative to Lender's other remedies for collection and enforcement of the Obligations.

     9.4 Counterparts. Any Document may be executed simultaneously in any number of identical copies each of which shall constitute an original for all purposes.

     9.5 Notices. All notices, requests or demands required or permitted to be given under the Documents shall be in writing, and shall be deemed effective (a) upon hand delivery, if hand delivered; (b) .one (1) Business Day after such are deposited for delivery via Federal Express or other nationally recognized overnight courier service; or (c) three (3) Business Days after such are deposited in the United States mails, certified or registered mail, all with delivery charges and/or postage prepaid, and addressed as shown below, or to such other address as either party may, from time to time, designate in writing. Written notice may be given by telecopy to the telecopier number shown below or to such other telecopier number as either party may designate, from time to time, in writing, provided that such notice shall not be deemed effective unless it is confirmed within twenty-four (24) hours by hand delivery, courier delivery or mailing of a copy of such notice in accordance with the requirements set forth above.

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CWP.349.FINOVA.PIGEON.LNAG.UO4



If to Lender:
(two copies)



FINOVA CAPITAL CORPORATION
7272 E. Indian School Road, Suite 410
Scottsdale, Arizona 85251
Telecopy:       (602) 874-6444



one copy marked "Attention: Vice President
- - Group Counsel' and the other marked
"Attention: Vice President - Operations
Management"



     If to Borrower: PATTEN CORPORATION 5295 Town Center Road, Suite 400 Boca Raton, Florida 33486 Attention: Patrick Rondeau, Esq.

     9.6 Successors and Assigns. All the covenants of Borrower and all the rights and remedies of the Lender contained in the Documents shall bind Borrower, and, subject to the restrictions on merger, consolidation and assignment contained in the Documents, its successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, whether so expressed or not. Borrower may not assign its rights in the Documents in whole or in part. Except as may be expressly provided in a Document, no person or other entity shall be deemed a third party beneficiary of any provision of the Documents.

     9.7 Severability. If any one or more of the provisions contained in any Document shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in the Document shall not in any way be affected or impaired thereby

     9.8 Time of Essence. Time is of the essence in the Performance of the Obligations.

     9.9 Miscellaneous. All headings are inserted for convenience only and shall not affect any construction or interpretation of the Documents. Unless otherwise indicated, all references in a Document to clauses and other subdivisions refer to the corresponding paragraphs, clauses and other subdivisions of the Document; the words "herein", "hereof", "hereto", hereunder" and words of similar import refer to the Document as a whole and not to any particular paragraph, clause or other subdivision; and reference to a numbered or lettered subdivision of an Article, or paragraph shall include relevant matter within the Article or paragraph which is applicable to but not within such numbered or lettered subdivision. All Schedules and Exhibits referred to in this Agreement are incorporated in this Agreement by reference.

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CWP.349.FINOVA.PIGEON.LNAG.004



9.10

     (a) CHOICE OF LAW. THE DOCUMENTS AND THE RIGHTS, DUTIES AND OBLIGATIONS OF THE PARTIES THERETO SHALL BE GOVERNED BY AND - CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA AND TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES.

     (b) CHOICE OF JURISDICTION: WAIVER OF VENUE. BORROWER: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF (EXCEPT AS MAY BE SPECIFICALLY PROVIDED TO THE CONTRARY IN BORROWER'S MORTGAGE), OR, IF BORROWER INITIATES SUCH ACTION, ANY COURT IN WHICH BORROWER SHALL INITIATE SUCH ACTION AND THE CHOICE OF SUCH VENUE SHALL IN ALL INSTANCES BE AT LENDER'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT BORROWER IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. BORROWER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

     (c) WAIVER OF JURY TRIAL. LENDER AND BORROWER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER ANY OF THE DOCUMENTS WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED BY A JUDGE SITTING WITHOUT A JURY, AND BORROWER HEREBY KNOWINGLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY SUCH PROCEEDING.

     (d) INDUCEMENT TO LENDER. ALL OF THE PROVISIONS SET FORTH IN THIS PARAGRAPH ARE A MATERIAL INDUCEMENT FOR LENDER'S MAKING THE

LOANS TO BORROWER.

                                                     (Borrower initials)

               9.11 Compliance With Applicable Usury Law. it is the intent of the parties hereto to comply with the Applicable Usury Law. Accordingly, notwithstanding any provisions to the contrary in the Documents, in no event shall this Agreement or the Documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law.

     9. 12 NO RELATIONSHIP WITH PURCHASERS. LENDER DOES NOT HEREBY ASSUME AND SHALL HAVE NO RESPONSIBILITY, OBLIGATION OR LIABILITY TO


- - 54-
CWP,349.FINOVA.PIGEON.LNA(., @i4



PURCHASERS, LENDER'S RELATIONSHIP BEING THAT ONLY OF A CREDITOR WHO HAS TAKEN, AS SECURITY FOR INDEBTEDNESS OWED TO IT, A COLLATERAL ASSIGNMENT FROM BORROWER OF THE INSTRUMENTS. EXCEPT -AS REQUIRED BY LAW AND FOR FILINGS MADE WITH THE SECURITIES & EXCHANGE COMMISSION OR ANY STOCK EXCHANGE ON WHICH BORROWER'S STOCK IS TRADED, BORROWER WILL NOT, AT ANY TIME, USE THE NAME OF OR MAKE REFERENCE TO LENDER WITH RESPECT TO THE TIME-SHARE PROJECT, THE SALE OF TIME-SHARE INTERESTS OR OTHERWISE, WITHOUT THE EXPRESS WRITTEN CONSENT OF LENDER.

9.13 NO JOINT VENTURE. THE RELATIONSHIP OF BORROWER AND LENDER IS THAT OF DEBTOR AND CREDITOR, AND IT IS NOT THE INTENTION OF EITHER OF SUCH PARTIES BY THIS OR ANY OTHER INSTRUMENT BEING EXECUTED IN CONNECTION WITH THE LOANS TO ESTABLISH A PARTNERSHIP, AND THE PARTIES HERETO SHALL NOT UNDER ANY CIRCUMSTANCES BE CONSTRUED TO BE PARTNERS OR JOINT VENTURERS.

     9.  14  Standards  to  Lender's   Actions.   Unless   otherwise
specifically stipulated elsewhere in the Documents, if a matter is left in the Documents to the decision, requirement, request, determination, judgment, opinion, approval, consent, satisfaction, acceptance, agreement, option or discretion of Lender, its employees, Lender's counsel or any agent for or contractor of Lender, such action shall be deemed to be exercisable by Lender or such other person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, "option' and 'discretion' shall be implied by use of the words "if" or "may".

     9.15 Meaning of Subordination. Any subordinations required to be given under the Documents by third parties to Lender shall include the subordination of and the deferral of the right to receive payments on the subordinated obligations except to the extent expressly permitted in this Agreement; the remittances to Lender of all prohibited payments received by the third party; the subordination of all liens, security interests, assignments and other encumbrances and claims held by the third party on or against any of Borrower's property to Lender's interest (whenever acquired) in such property; and an agreement on the part of the third party not to exercise any remedies against Borrower so long as all obligations under the Documents have not been fully satisfied.

10.   SPECIAL PROVISIONS

     10. 1 Cross-Collateralization and Cross-Default of Other Loan Obligations.

     (a) Lender entered into an Amended and Restated Loan and Security Agreement ("PRFC Loan Agreement') dated as of



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     CWP.349.FINOVA.PIGEON.LNAG.004



January 9, 1990, as amended, with Patten Receivables Finance Corporation VI, a Delaware corporation ("PRFC"), an Affiliate and wholly-owned subsidiary of Borrower. Pursuant to the PRFC Loan Agreement, Lender has committed to make to PRFC a loan in an amount not to exceed at any time Twenty Million Dollars ($20,000,000) ("PRFC Loan'), subject to the terms and conditions of the PRFC Loan Agreement. Lender has entered into a Loan Agreement ("Lake Ridge Loan Agreement") dated as of June 29, 1994, as amended, with Properties of the Southwest, Inc., a Delaware corporation ('PSI'), a wholly-owned subsidiary of Patten, pursuant to which Lender has agreed to make to PSI a loan in an amount not to exceed Four Million Five Hundred Thousand Dollars ($4,500,000) ('Lake Ridge Loan'). Lender has entered into a Credit Facility Agreement ('Land Inventory Credit Facility Agreement") dated as of December 14, 1994, with Borrower pursuant to which Lender has agreed to extend to Borrower and/or its wholly owned subsidiaries a revolving line of credit in an amount not to exceed Five Million Dollars ($5,000,000) ("Land Inventory Credit Facility"). Lender has entered into an Amended and Restated Loan Agreement ("Mountainloft Loan Agreement") dated as of December 14, 1994, with Borrower pursuant to which Lender has agreed to extend to Borrower a construction loan in a principal amount not to exceed Three Million One Hundred Thousand Dollars ($3,100,000.00) ("Mountainloft Construction Loan') and a revolving receivables line of credit in an amount not to exceed Five Million Dollars ($5,000,000.00) ("Mountainloft Receivables Loan"; and the Mountainloft Construction Loan and Mountainloft Receivables Loan collectively, "Mountainloft Loans"). As used in this Agreement, the term "Other Credit Facilities" shall mean at any time, all loans and credit facilities, other than the Loans, then outstanding between Borrower and/or any Affiliate of Borrower on the one hand, and Lender on the other hand, including, without limitation, the Lake Ridge Loan, the PRFC Loan, the Mountainloft Loans, and the Land Inventory Credit Facility; the term "Credit Facility" means any one of the Other Credit Facilities or this Loan; the term "Lake Ridge Loan Documents" shall mean the documents now or hereafter executed in connection with the Lake Ridge Loan, as they may be from time to time renewed, amended, restated or replaced; the term "PRFC Loan Documents" shall mean the PRFC Loan Agreement and all other documents now or hereafter executed in connection with the PRFC Loan, as they may be from time to time renewed, amended, restated or replaced; the term "Mountainloft Loan Documents" shall mean the Mountainloft Loan Agreement and all other documents now ,.or hereafter executed in connection with the Mountainloft


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CWP.349.FINOVA.PIGEON.LNAG.004



Loans, as they may be from time to time renewed, amended, restated or replaced; and the term 'Land Inventory Credit Facility Documents' shall mean the Land Inventory Credit Facility Documents Agreement in all other documents now or hereafter executed in connection with the Land Inventory Loan, as they may be from time to time renewed, amended, restated or replaced. The term "Other Credit Facilities Documents" shall mean the documents now or hereafter executed in connection with the Other Credit Facilities, including, without limitation, the Lake Ridge Loan Documents, the PRFC Loan Documents, Mountainloft Loan Documents, and the Land Inventory Credit Facility Documents as they may be from time to time renewed, amended. restated or replaced.

     (b) An Event of Default under the Documents shall constitute an 'Event of Default" as that term is defined in any of the Other Credit Facilities Documents; or if an 'Event of Default" is not a defined term with respect to any of the Other Credit Facilities, shall, without further condition or delay, permit Lender to accelerate the payment of such Other Credit Facility, cease funding under any Other Credit Facility or foreclose its lien or security interest on any of the collateral for such Other Credit Facility. An "Event of Default" as that term is defined in any of the Other Credit Facilities Documents and/or any act or event which, without further condition or delay, permits Lender to accelerate the payment of any Other Credit Facility and/or exercise its remedies to either cease funding under such Other Credit Facility or foreclose its lien or security interest on any collateral for any Other Credit Facility shall constitute an Event of Default under the Documents.

     (c) Without limiting the generality of any other provision contained herein, the Security Interest granted by Borrower hereunder and all Collateral given under the Documents as security for the Loan is intended to and does secure Performance of all obligations in connection with advances made to it and all obligations of (i) PRFC and/or Borrower now or hereafter existing under the PRFC Loan Documents ('PRFC Loan Obligations"), (ii) Borrower now or hereafter existing under the Mountainloft Loan Documents ("Mountainloft Loan Obligations"), and (iii) Borrower and/or any subsidiary under the Land Inventory Credit Facility Documents; and all collateral given by PRFC or Borrower under the PRFC Loan Documents and by Borrower under the Other Credit Facility Documents ('Other Credit Facility Obligations"). as security for the PRFC Loan Obligations and the Mountainloft Loan Obligations,

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CWP.349.FINOVA.PIGEON.LNAG.004





respectively, is intended to and does secure the Obligations. Borrower shall cause PRFC to execute all amendment documents required by Lender to reflect this cross-collateralization and other conditions of the Loans.

(d) If an Event of Default exists and Lender is entitled to apply the proceeds of the Collateral to the Obligations, it may apply such proceeds to the Obligations and to the obligations under the Other Credit Facility Documents in such order and manner as Lender may determine.

(e) If no Event of Default exists, then upon full satisfaction of all Obligations (other than those relating to crosscollateralization) under the Documents, Lender shall release the Collateral, together with any and all endorsements and assignments reasonably requested by Borrower, in each case without recourse or representation or warranty of any kind.

     Neither (i) the exercise or the failure to exercise by Lender of any rights of remedies conferred on it under the Other Credit Facilities Documents, hereunder or existing at law or otherwise, or against any security for performance of the obligations under the Other Credit Facility Documents, (ii) the commencement of an action at law or the recovery of a judgment at law against another borrower ("Third Party Borrower') under the Other Credit Facility Documents or any other obligor ('Third Party Obligor") for the Other Credit Facilities Obligations and the enforcement thereof through levy or execution or otherwise, (iii) the taking or institution or any other action or proceeding against a Third Party Borrower or any other Third Party Obligor nor
(iv) any delay in taking, pursuing or exercising any of the foregoing actions, rights, powers or remedies (even though requested by Borrower by Lender or anyone acting for Lender, shall extinguish or affect the Obligations of Borrower hereunder. Borrower shall be and remain liable hereunder until all the Other Credit Facilities Obligations are fully paid and performed of all the Other Credit Facilities Obligations under the Other Credit Facilities Documents (and without limiting Borrower's obligations under paragraph 10.1(i)ll notwithstanding the previous discharge (total or partial) from further liability of any Third Party Borrower or any

Third Party Obligor.

     (g) Borrower hereby expressly waives: (i) notice of the existence, creation or non-payment of all or any of the Other Credit Facilities Obligations except as otherwise provided in the Other Credit Facilities Documents; (ii)



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CWP.349.FINOVA.PIGEON.LNAG.004



presentment, protest, demand, dishonor, notice of dishonor, protest and all notices whatsoever with respect to the Other Credit Facilities Obligations;
(iii) all diligence in collection or protection of or realization on the Other Credit Facilities Obligations or any part thereof, any obligation hereunder, or any security for or guarantee of any of the foregoing; (iv) any defense based upon an election of remedies by Lender or marshalling of assets; (v) any defense arising because of Lender's election under Section 1111(b)(2) of the United States Bankruptcy Code ('Bankruptcy Code") in any proceeding instituted under the Bankruptcy Code; (vi) any defense based on post-petition borrowing or the grant of a security interest by a Third Party Borrower under Section 365 of the Bankruptcy Code; (vii) any duty on the part of Lender to disclose to Borrower any facts Lender may now or hereafter know about any Third Party Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Borrower intends to assume or has reason to believe that such facts are known to Borrower or has a reasonable opportunity to communicate such facts to Borrower, because Borrower represents and warrants that it is fully responsible for being and keeping informed of the financial condition of any Third Party Borrower and of all circumstances bearing on the risk of non-payment of any obligation guaranteed hereby; and (viii) any and all suretyship defenses and defenses in the nature thereof under Arizona and/or any other applicable law, including, without limitation, the benefits of the provisions of Sections 12-1641 through 12-1646, of the Arizona Revised Statutes, Sections 17 and 21, A.R.C.P., and all other laws and procedural rules of similar import.

(h) Without limiting the generality of the foregoing, Borrower will not assert against Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, usury, illegality or unenforceability which may be available to any Third Party Borrower with respect to the Other Credit Facilities Documents, or any set off available to any Third Party Borrower against Lender, whether or not on account of a related transaction.

(i) Anything else contained herein to the contrary notwithstanding, Lender, from time to time, without notice to Borrower, may take all or any of the following actions without in any manner affecting or impairing the obligations of Borrower hereunder: (i) accept a consentual lien on or a security interest in any property to secure any of the Other Credit Facilities Obligations; (ii) retain



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CWP.349.FINOVA.PIGEON.LNAG.004



or obtain the secondary liability of any party or parties, in addition to Borrower, with respect to any of the Other Credit Facilities Obligations; (iii) renew, extend or otherwise change the time for payment or perfomance of any of the Other Credit Facilities Obligations for any period; (iv) release or compromise any liability of any Third Party Borrower or any liability of any nature of any other party or parties with respect to any of the Other Credit Facilities Obligations; (v) exchange, enforce, waive, release and apply any security for the performance of any of the Other Credit Facilities Obligations and direct the order or manner of sale thereof as Lender may in Lender's discretion determine; (vi) resort to the Collateral for payment of any Other Credit Facilities Obligations, whether or not Lender shall proceed against any other party primarily or secondarily liable on any of the Other Credit Facilities Obligations; (vii) agree to any amendment (including, without limitation, any amendment which changes the amount of interest to be paid under the Other Credit Facilities Documents or extends the period of time during which any Third Party Borrower may obtain advances of the Other Credit Facilities), any alteration of the Other Credit Facilities Documents or any waiver of any of the provisions of the Other Credit Facilities Documents and/or exercise Lender's rights to consent to any action or nonaction of any Third Party Borrower which may violate the covenants and agreements contained in the Other Credit Facilities Documents, with or without consideration and on such terms and conditions as may be acceptable to lender; or (h) exercise any of Lender's rights conferred by the Other Credit Facilities Documents or by law.

Notwithstanding anything herein to the contrary, if at any time all or any part of any payment theretofore applied by Lender to any of the Other Credit Facilities Obligations is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Third Party Borrower), such Other Credit Facilities Obligations, for purposes of this paragraph 10.1, to the extent that such payment is or must be rescinded or returned, shall be deemed to have never been performed; and this paragraph 10.1 shall continue to be effective or be reinstated, as the case may be, as to such Other Credit Facilities Obligations, all as though such application by Lender had not been made.

(k) Borrower shall have no right of subrogation with respect to the Other Credit Facilities Obligations or any right of indemnification, reimbursement or contribution from any Third Party Borrower or from any other Third Party Obligor

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CWP,349.FINOVA.PIGEON.C.

J04



with respect to the Other Credit Facilities Obligations regardless of any payment thereon resulting from the provisions of this paragraph 10.1 and Borrower hereby unconditionally waives any such right of subrogation, indemnification, reimbursement or arbitration.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective name, personally or by their duly authorized representatives as of the date above written.


LENDER



"BORROWER"



FINOVA CAPITAL CORPORATION, a
Delaware corporation



By:
Type/Print Name
Title



PATTEN CORPORATION, a Massachusetts corporation By:



Type/Print



Type
Title



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                                I

CWP.349.FINOVA.PIGEON.LNAG.004

                                                 LIST OF EXHIBITS


Exhibit A         Combination Deed of Trust and Assignment of
                  Contract

Exhibit B         Conditions of Eligible Instrument

Exhibit C         Environmental Certificate

Exhibit D-1       Acquisition Loan Promissory Note

Exhibit D-2       Construction Loan Promissory Note

Exhibit D-3       Receivables Loan Promissory Note

Exhibit E         Permitted Encumbrances

Exhibit F         Description of Time-Share Project and Time-Share Estate

Exhibit G         Borrower's Certificate

Exhibit G-1       Partial Release and Reconveyance

Exhibit I         Environmental Remediation Letter

Exhibit H         Borrower's Opinion of Counsel

Exhibit J-1       Additional   Conditions   to  Construction   Loan Advance

Exhibit J-lA      FINOVA Capital Corporation ("Lender") Standard
                 Construction Loan Administrative Procedures:
                 Initial and Subsequent Loan Disbursement
                 Requirements and Events

Exhibit J-18                             AIA Form G702 and G703 Forms

Exhibit J-IC                             Request for Advance - Indirect Costs

Exhibit J-lD                             Borrower's Affidavit for Advance

Exhibit J-lE                             Check Sheet Form

Exhibit J-IF                            Waiver of Lien
Exhibit J-lG                             AIA Form G713

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CV,/P.349.FINOVA.PIGEON.LNAG.004



Exhibit J-2       Additional   Conditions    to   Receivables   Loan
                  Advances

Exhibit J-2A      Request for Receivables Loan Advance and Certification

Exhibit K         Borrower's Monthly Reports (Format)

Exhibit L         Personal Property

Exhibit M         Real Property

Exhibit N         Construction Budget

Exhibit 0         Work Progress Schedule


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